UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

100 Pearl Street, New York, New York 10004
(Address of principal executive offices)          (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

100 Pearl Street

New York, New York 10004
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER FUNDS II

ANNUAL REPORT

OCTOBER 31, 2022

Alger is a signatory to the PRI and carbon neutral.

Table of Contents

The Alger Funds II

Shareholders’ Letter (Unaudited)	October 31, 2022

Dear Shareholders,

Steering into Stability

The late MIT economist and Nobel laureate Paul Samuelson acknowledged that “good questions outrank easy answers.” The uncertainty around inflation has complicated the market environment since the beginning of 2022, and is expected to continue in the months ahead. Reflecting on the fiscal year, Russia’s invasion of Ukraine sparked a surge in commodity prices into the summer, exacerbating inflation around the world. Consequently, interest rates continued their climb seven months into the Federal Reserve’s (the Fed) hiking cycle, making mortgage rates and consumer finance products more expensive across the economy. Moreover, the Fed increased the Federal Funds rate by 75 basis points in each of June, July and September 2022, ending the third quarter of 2022, with a target rate of 3.25%. Hopes of the Fed pivoting or reversing its tightening policy were dampened after an August speech by Fed chair Jerome Powell, where he argued that restoring price stability will require a restrictive policy for some time and may bring pain to households and businesses.

These higher interest rates have been a headwind for longer duration stocks, as investors discount cash flows further into the future, pushing down the valuations of many of these companies to levels not seen since the COVID-19 crash of 2020, or the financial crisis of 2008-2009. And, while valuation multiples of many of these companies have decreased considerably, we believe their growth rates should buoy them, even in a weakening economy. How high will the Fed ultimately push interest rates? We can’t know for certain, but we believe that valuations of such long duration stocks have compressed to the point where they have diverged from fundamentals and we remain confident in the long-term trajectory of such companies, rather than the short-term vicissitudes of the economy.

As a result of the rotations described above, value stocks outperformed growth stocks during the past twelve months, with the Russell 3000 Value Index down -7.25%, outperforming the Russell 3000 Growth Index which fell to -24.67%.

Navigating a Weakening Economy

Over the past thirteen tightening cycles, we have only experienced three soft landings (i.e., a cyclical slowdown in economic growth that avoids a recession). Among those soft landings, all three experienced approximately 300 basis points of rate hikes – specifically in 1984, 1994-1995 and 2020. As of this writing, the Fed is hiking approximately 450 basis points on its target policy rate, and as a result, we feel it is unlikely the Fed can successfully achieve tighter financial conditions while avoiding a recession (i.e., a soft landing).

Moreover, the Conference Board’s Index of Leading Economic Indicators – a composite of economic information from areas like housing, building permits and durable goods orders – has historically proven to be a strong predictor of recessions, particularly when the index moves into negative territory. In August 2022, that index moved into negative territory, flashing a warning light that the U.S. economy might be heading into recession in the next few months.

As a result of the foregoing, our current expectation is that the United States will enter – or perhaps has already entered – a recession. As of the writing of this letter, the Fed has continued to tighten financial conditions via its interest rate increases and the roll-off of debt from its balance sheet. Further, the broader money supply growth is decelerating and appears to be heading into its first outright contraction since 1938, which is likely to slow economic activity all on its own.

International Markets Also Struggle

Concerns about interest rates, inflation and the Russian invasion of Ukraine extended beyond the United States. Investors also assessed the spread of COVID-19 in China. Among non-U.S. equities, emerging markets significantly underperformed with the MSCI Emerging Markets Index declining -30.73% during the fiscal 12-month reporting period. Within the index, the Utilities sector was the only sector to generate positive performance, as investors focused on companies that they perceived as having recession resistant fundamentals that provide a relatively high return of cash to shareholders. Consumer Discretionary, Healthcare and Energy were among the worst performing sectors. The selloff also included developed markets with the MSCI EAFE Index declining -22.62%. From a broader perspective, the MSCI ACWI Index declined -19.58%.

What Has Happened

Typically, we tend to see two phases when entering a recession, where companies in phase one experience valuation compression, followed by slower earnings growth in phase two:

Phase One

Higher interest rates lead to compressed valuations of long duration assets. As in the bond market, where interest rate changes impact long-term bonds more than short-term notes, long duration stocks, having more of their cashflows further into the future, are impacted more by rising rates. The best example of this would be small-cap growth stocks, which are generally perceived as long duration assets. However, we believe that long duration, small-cap growth stock valuations may have reached a floor, at least on a relative basis, as of this writing.

Phase Two

Corporate earnings tend to decline during recessions, although consensus expectations for the S&P 500 Index show earnings growth in 2023, as of this writing. That means that there may be a period of downward earnings revisions as we move into the new year. While the Treasury bond market appears to have priced in a recession, it remains to be seen whether equities will agree.

Not All Stocks Are Equal

In 2020, at the height of the pandemic, value stocks saw earnings decline while growth stocks as a group held up better, and small-cap growth stocks actually posted earnings increases. This is because small growth fundamentals, in general, tend to hold up better in a recession. Fortunately, over the last three recessions, growth stock earnings have declined less than half as much as value stock earnings. There are, in our view, three reasons for this trend:

●	Growth stocks tend to have better balance sheets and less leverage, resulting in lower interest expenses. Having less interest expense means that a negative change to the topline (i.e., sales) may be less magnified on the bottom line. So, better balance sheets and lower interest expense help companies when revenues are not growing.

●	Growth stocks tend to have higher operating leverage, where higher margins generally help a company’s fundamental resiliency (i.e., companies with low variable costs tend to experience margin stability during periods of economic stress).

●	Growth stock fundamentals tend to be driven by market share gains, whereas value stock fundamentals tend to be more closely tied to the performance of the overall economy. For example, if a company is gaining market share, even in a stagnant or contracting market, it can post earnings-per-share (EPS). We have observed this in many sectors of the economy. Historically, innovative companies have shown growth during recessions. We saw it with personal computers in the early 1990s and smartphones and online advertising during the global financial crisis of 2008-2009, and with the continued steady growth of software during the COVID-19 crash of 2020.

During 2022, long duration stocks have dramatically underperformed the broader stock market, while companies with higher dividends and share repurchases have held up better. Unfortunately, this explains why some of the Alger strategies, which are comprised of higher growth, longer duration companies, have underperformed in 2022. Moreover, strategies tied to smaller growth companies with longer durations have seen relative valuation multiples drop to their lowest levels in nearly a quarter century. While it is certainly frustrating for shareholders to see performance fall to such levels, we believe that this may create a favorable opportunity going forward. The last time that small-cap growth traded this cheaply was in 2001, and these stocks went on to outperform the S&P 500 Index by more than 20% over the following two years.

Going Forward

We continue to believe that unprecedented levels of innovation, such as healthcare advancements in genetic science, and digital technologies including artificial intelligence, e-commerce, streaming entertainment, and cloud computing are providing opportunities for leading companies to reward investors by generating long-term earnings growth. We will continue to focus on conducting in-depth fundamental research as we seek leaders of innovation rather than taking short-term bets on the fickle nature of investor sentiment. We believe doing so is the best strategy for helping our valued shareholders reach their investment goals.

Portfolio Matters

Alger Spectra Fund

The Alger Spectra Fund returned -39.87% for the fiscal year ended October 31, 2022, compared to the -24.67% return of the Russell 3000 Growth Index. During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Healthcare and the largest underweight was Information Technology.

Contributors to Performance

The Materials and Communication Services sectors were the were the most significant detractors from relative performance. Regarding individual positions, McKesson Corporation; Albemarle Corporation; Pioneer Natural Resources Company; Eli Lilly and Company; and UnitedHealth Group Incorporated were among the top contributors to absolute performance.

UnitedHealth is an integrated healthcare benefits company. Alger believes UnitedHealth Group’s vertical integration of insurance benefits, primary care services, pharmacy services, and data analytics along with its size and scale make it unique in the healthcare services universe in effectively addressing rising healthcare costs for its customers. Shares contributed to performance during the period, as the company announced strong operating results driven by a better-than-expected medical loss ratio (MLR). Management also noted that utilization is returning in pockets, citing senior preventative care as a standout while pediatric and ER visits remain below trend, implying a favorable Medicaid MLR.

Short exposure to a manufacturer of electric vehicles (EV) also contributed to performance. We established the short exposure based on our belief that the company is the least attractive among EV manufacturers and that the company’s potential for disrupting the automotive industry is already priced into its shares. Relative to other EV manufacturers, the company lacks exposure to commercial customers, and it primarily targets the smaller luxury market. It also has fewer orders and lower manufacturing targets than its competitors. Furthermore, its production timeline lags the competition and the company has not aligned with a strategic investor. Its share price declined after the company reduced its 2022 production forecast due to supply chain constraints. This development confirmed our view that ramping auto production is difficult and that the current supply chain conditions are exacerbating this challenge. As the company’s share price declined, the short exposure contributed to performance.

Detractors from Performance

The Information Technology and Healthcare sectors were the most significant detractors from relative performance. Regarding individual positions, Amazon.com, Inc.; Microsoft Corporation; Shopify, Inc.; Advanced Micro Devices, Inc.; and Alphabet Inc. were among the top detractors from absolute performance.

We believe that Microsoft is a Positive Dynamic Change beneficiary of corporate America’s transformative digitization. Microsoft’s enterprise cloud product, Azure, is rapidly growing and accruing market share. This high unit volume growth is a primary driver of the company’s higher share price, but Microsoft’s operating execution has enabled notable margin expansion. Additionally, investors appreciate Microsoft’s strong free cash flow generation and its return of cash to shareholders in the form of dividends and share repurchases. Microsoft’s shares detracted from performance during the period because the company slightly missed analysts’ estimates. However, Microsoft has shown that despite consumer, advertising, and small and medium sized business weakness, the company’s main business, the digitization of corporate America, continues to grow. We believe the secular forces of cloud adoption (Azure and Office 365) remain resilient, and the company’s commercial bookings growth attests to the continued demand for digital transformation.

Short exposure to a manufacturer and marketer of household, personal care and specialty products also detracted from results. The company’s share performance benefited from the business realizing a healthy sales quarter while cutting marketing expenses as a percent of sales.

Alger Dynamic Opportunities Fund

The Alger Dynamic Opportunities Fund returned -23.17% for the fiscal year ended October 31, 2022, compared to the -14.61% return of the S&P 500 Index. During the reporting period, the average allocation to long positions was 82.60% and the average allocation to short positions was -39.82%. The Fund’s average cash allocation, which was a residual of long position sales and short sale proceeds, was 57.22%.

Based on the combined allocations of long and short positions, the Information Technology and Healthcare sectors were the largest sector weightings for the reporting period. Energy was the largest sector overweight and the Information Technology sector was the largest underweight. Long positions, in aggregate, detracted from absolute and relative performance while short positions contributed to absolute and relative performance.

Contributors to Performance

Based on the net exposure of long and short positions, the Real Estate and Materials sectors were the most significant contributors to relative performance. Regarding long positions, Impinj, Inc.; EOG Resources, Inc.; Occidental Petroleum Corporation; Glaukos Corp; and Costco Wholesale Corporation were among the top contributors to absolute performance.

Impinj engages in the development and sale of RAIN, a radio frequency identification solution. Its platform allows inventory management, patient safety, asset tracking and item authentication for the retail, healthcare, supply chain and logistics, hospitality, food and beverage, and industrial manufacturing industries. Shares contributed to performance during the period as the company reported better-than-expected operating results. Further, company revenues are now beginning to pull through to profitability.

Short exposure to a company that provides security systems design and software services for enterprises and home applications also contributed to performance. Its product offerings include smart door lock access, smart home sensors, connectivity solutions and tools to manage residential experiences. It also provides technology to enable delivery functions and manage guests at hotels. The company reported fourth-quarter revenue that was slightly ahead of consensus expectations, but its earnings before interest, taxes, depreciation and amortization (EBITDA) was less than anticipated, which contributed to the stock price declining during the first quarter. Additionally, the company provided guidance that was significantly below expectations. As the share price declined, the short exposure contributed to performance.

Detractors from Performance

Based on the combined exposure of short and long positions, the Information Technology and Healthcare sectors were the most significant detractors from relative performance. Regarding long positions, Upstart Holdings, Inc.; Chegg, Inc.; Natera, Inc.; Signature Bank; and Progyny, Inc. were among the top contributors to absolute performance.

Natera is a specialty lab providing genetic testing services in reproductive health, oncology and transplant. Non-invasive prenatal testing (NIPT), part of the company’s reproductive health franchise, has generated the majority of revenue historically; however, we believe Natera’s oncology business has potential to contribute toward a larger share of revenue as customers increasingly adopt these tests following positive insurance reimbursement decisions and favorable clinical trial results. Natera shares detracted from performance after the publication of what we believe was a largely unfounded short report by Hindenburg Research. The company also lost a false advertisement lawsuit brought by CareDx, and high-growth, high-valuation companies were out of favor with investors during the fiscal reporting period. We believe many of the allegations in the short report regarding sales and the company’s relationship with a third-party billing vendor are irrelevant to Natera’s outlook and its oncology franchise, which we view as the company’s key growth engine.

Short exposure to a startup company with aspirations of raising a significant amount of capital to build batteries worldwide for energy storage systems, as well as for electric vehicles in the future, also detracted from performance. The company’s management has neither significant experience nor proprietary technology, but it benefits from licensing certain technology from 24M Technologies, in our view. Our short position was negatively impacted during the period, primarily due to the passage of the U.S. Inflation Reduction Act (IRA), which provides generous incentives for U.S. battery manufacturers. The IRA also stimulates demand for batteries in various ways, such as through an enhanced and extended Investment Tax Credit and credits for certain commercial electric vehicles.

Alger Emerging Markets Fund

The Alger Emerging Markets Fund returned -39.27% for the fiscal year period ended October 31, 2022, compared to the -30.73% return of the MSCI Emerging Markets Index. During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest underweight was Communication Services.

Contributors to Performance

The Communication Services and Energy sectors provided the largest contributions to relative performance. Among countries, Russia, Brazil and Greece were some of the top contributors to relative performance. Lack of exposure to Poland, Egypt and Colombia also contributed to relative performance.

Regarding individual positions, Arezzo Industria e Comercio S.A.; Banco BTG Pactual SA; EPAM Systems, Inc.; Nu Holdings Ltd.; and Lemon Tree Hotels Ltd. were among the top contributors to absolute performance.

Arezzo is a Brazil’s largest women’s footwear retailer, specializing in the design, manufacture, development, molding and sale of women’s footwear, bags and accessories. The company’s brand portfolio includes Arezzo, Schutz, Alexandre Birman, Anacapri and Fiever. It distributes footwear through various channels, such as owned and franchised stores, multi-brand stores and e-commerce platforms. During the third quarter, the company reported earnings that more than doubled on a year-over-year (YoY) basis, exceeding analyst estimates by about 33.6%. Moreover, net revenue rose 70.8% YoY with strong growth from Arezzo & Co, Schutz brand in Brazil, and US operations. The company continues to see strong operating momentum as the it benefits from market consolidation in Brazil and post-pandemic normalization.

Detractors from Performance

The Consumer Discretionary and Industrials sectors detracted from relative performance, while India, China, and Taiwan were among countries that detracted from performance. Regarding individual positions, Taiwan Semiconductor Manufacturing Co., Ltd.; BYD Company Limited; Meituan; JD.com, Inc.; and Sea Ltd. (Singapore) Sponsored ADR were among the top detractors from absolute performance.

BYD or “Build Your Dreams” is a leading Chinese manufacturer of New Energy Vehicles (NEVs), a term from Chinese regulations for battery-only, plug-in hybrid and fuel cell electric vehicles. The company terminated its production of traditional internal combustion engine cars this year and is on target to exceed sales of 1.5 million units of NEVs in 2022. While the company reported strong fiscal second quarter results, shares were negatively impacted by rumors of a large upcoming placement in shares coupled with continued pressure in Chinese equity markets. Additionally, management noted increasingly intensified competition in the NEV space but remains confident in maintaining its market leadership position. We agree with management’s commentary as it will take time for competitors to overcome high barriers of entry, such as NEV reliability, economies of scale, and capacity for essential components including batteries, semiconductors and motors.

Alger Responsible Investing Fund

The Alger Responsible Investing Fund returned -29.27% for the fiscal year ended October 31, 2022, compared to the -24.60% return of the Russell 1000 Growth Index. During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Financials and the largest underweight was Communication Services.

Contributors to Performance

The Communication Services and Healthcare sectors provided the largest contributions to relative performance. Regarding individual positions, Cigna Corporation; Vertex Pharmaceuticals Incorporated; Humana Inc.; Merck & Co., Inc.; and Bristol-Myers Squibb Company were among the top contributors to absolute performance.

Vertex is a biotech company that has revolutionized the treatment of cystic fibrosis (CF). It introduced the first drugs that treat the underlying disease (vs. the symptoms) which has not only led to the company providing treatment to many CF patients, but also has created a strong foothold in the space. Vertex’s shares drove contributed to performance as a competing developmental product for CF seems to be less imminent – according to Vertex management –and perhaps less effective than previously thought. Further, management announced pipeline progress in early-stage developments related to kidney, diabetes, and opioid pain management, creating opportunity for additional growth and diversified end markets.

Detractors from Performance

The Information Technology and Financials sectors were the most significant detractors from relative performance. Regarding individual positions, Microsoft Corporation; Amazon.com, Inc.; Adobe Incorporated; NVIDIA Corporation; and Tesla Inc. were among the top detractors from absolute performance. Shares of Microsoft detracted from performance in response to developments identified in the Alger Spectra Fund discussion.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Executive Officer

Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund performance returns represent the 12-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedules of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2022. Securities mentioned in the Shareholders’ Letter, if not found in the Schedules of Investments, may have been held by the funds during the fiscal 12-month period ended October 31, 2022.

Risk Disclosures

Alger Spectra Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Short sales could increase market exposure, magnifying losses and increasing volatility. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Dynamic Opportunities Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Options and short sales could increase market exposure, magnifying losses and increasing volatility. Assets may be invested in Financial Derivatives Instruments (FDIs) such as Total Return Swaps (TRS) or options, which involve risks including possible counterparty default, illiquidity, and the risk of losses greater than if they had not been used. Issuers of convertible securities may be more sensitive to economic changes. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Emerging Markets Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities, frontier markets, and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Responsible Investing Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments.

The environmental, social and governance investment criteria may limit the number of investment opportunities available, and as a result, returns may be lower than vehicles not subject to such considerations. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments.

For a more detailed discussion of the risks associated with a fund, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus and summary prospectus containing this and other information or for The Alger Funds II’s most recent month-end performance data, visit www.alger.com, call (800) 992-3863 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

●	Price-to-earnings is the ratio for valuing a company that measures its current share price relative to its earnings per share (EPS).

●	The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the growth opportunities within the broad market.

●	The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market.

●	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the US equity market. It includes Russell Micro-cap companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years).

●	The Russell 3000 Value Index measures the performance of the broad value segment of the US equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.

●	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

●	The S&P 500 Index is an unmanaged index considered representative of large-cap growth stocks.

●	The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI captures large and mid cap representation across developed markets and 26 emerging markets countries.

●	The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

●	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

ALGER SPECTRA FUND

Fund Highlights Through October 31, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES — 10 years ended 10/31/22

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2022. Figures for the Alger Spectra Fund Class A shares and the Russell 3000 Growth Index include reinvestment of dividends. Figures for the Alger Spectra Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Spectra Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SPECTRA FUND

Fund Highlights Through October 31, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/22

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class A	(43.03)%	5.55%	10.79%
Class C	(40.72)%	5.91%	10.57%
Class I	(39.84)%	6.71%	11.41%
Class Z	(39.65)%	7.05%	11.76%
Russell 3000 Growth Index	(24.67)%	12.07%	14.37%

	1 YEAR	5 YEARS	Since Inception
Class Y (Inception 12/3/18)	(39.60)%	n/a	5.83%
Russell 3000 Growth Index	(24.67)%	n/a	12.13%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER DYNAMIC OPPORTUNITIES FUND

Fund Highlights Through October 31, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES — 10 years ended 10/31/22

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, the S&P 500 Index (an unmanaged Index of Common Stocks) and the HFRI Equity Hedge (Total) Index (an unmanaged index of hedge funds) for the ten years ended October 31, 2022. Effective March 1, 2017, Weatherbie Capital, LLC, an indirect, wholly-owned subsidiary of Alger Group Holdings, LLC, the parent company of Fred Alger Management, LLC, began providing investment sub-advisory services for a portion of the assets of the Alger Dynamic Opportunities Fund. Figures for the Alger Dynamic Opportunities Fund Class A shares, the S&P 500 Index and the HFRI Equity Hedge (Total) Index include reinvestment of dividends. Figures for the Alger Dynamic Opportunities Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Dynamic Opportunities Fund Class C and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER DYNAMIC OPPORTUNITIES FUND

Fund Highlights Through October 31, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/22

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class A	(27.22)%	6.43%	7.25%
Class C	(24.45)%	6.77%	7.02%
Class Z	(22.97)%	7.86%	8.13%
S&P 500 Index	(14.61)%	10.44%	12.79%
HFRI Equity Hedge (Total) Index	(12.21)%	4.75%	5.65%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER EMERGING MARKETS FUND

Fund Highlights Through October 31, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES — 10 years ended 10/31/22

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index (an unmanaged index of common stocks) for the ten years ended October 31, 2022. Prior to September 24, 2019, Alger Emerging Markets Fund followed different investment strategies and was managed by different portfolio managers. Performance prior to this date reflects these prior management styles and does not reflect the Alger Emerging Markets Fund’s current investment strategies and investment personnel. Figures for the Alger Emerging Markets Fund Class A shares and the MSCI Emerging Markets Index include reinvestment of dividends. Figures for the Alger Emerging Markets Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Emerging Markets Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER EMERGING MARKETS FUND

Fund Highlights Through October 31, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/22
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class A	(42.45)%	(4.40)%	0.76%
Class C	(40.27)%	(4.08)%	0.54%
Class I	(39.22)%	(3.29)%	1.33%
MSCI Emerging Markets Index	(30.73)%	(2.73)%	1.16%

	1 YEAR	5 YEARS	Since Inception
Class Z (Inception 2/28/14)	(38.93)%	(2.84)%	0.75%
MSCI Emerging Markets Index	(30.73)%	(2.73)%	1.30%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Prior to September 24, 2019, Alger Emerging Markets Fund followed different investment strategies and was managed by different portfolio managers. Performance prior to this date reflects these prior management styles and does not reflect the Alger Emerging Markets Fund’s current investment strategies and investment personnel. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER RESPONSIBLE INVESTING FUND

Fund Highlights Through October 31, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES — 10 years ended 10/31/22

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Responsible Investing Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2022. Prior to December 29, 2016, the Alger Responsible Investing Fund followed different investment strategies under the name “Alger Green Fund” and was managed by different portfolio management teams. Performance during that period does not reflect the Fund’s current investment strategies. Figures for the Alger Responsible Investing Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Responsible Investing Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Responsible Investing Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER RESPONSIBLE INVESTING FUND

Fund Highlights Through October 31, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/22

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class A	(32.98)%	8.37%	11.06%
Class C	(30.51)%	8.68%	10.78%
Class I	(29.28)%	9.53%	11.66%
Russell 1000 Growth Index	(24.60)%	12.59%	14.69%

	1 YEAR	5 YEARS	Since Inception
Class Z (Inception 10/14/16)	(29.02)%	9.99%	12.79%
Russell 1000 Growth Index	(24.60)%	12.59%	15.05%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Prior to December 29, 2016, the Alger Responsible Investing Fund followed different investment strategies under the name “Alger Green Fund” and was managed by different portfolio management teams. Performance during that period does not reflect the Fund’s current investment strategies. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger. com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†

October 31, 2022 (Unaudited)

SECTORS	Alger Spectra Fund*	Alger Dynamic Opportunities Fund*	Alger Responsible Investing Fund
Communication Services	9.6%	2.7%	6.4%
Consumer Discretionary	16.6	2.2	16.0
Consumer Staples	1.7	0.5	3.9
Energy	6.9	6.0	0.0
Exchange Traded Funds	(0.9)	(2.3)	0.0
Financials	1.6	3.0	3.3
Healthcare	16.4	13.9	14.2
Industrials	7.4	9.6	6.1
Information Technology	33.0	13.4	42.5
Market Indices	(1.9)	(1.4)	0.0
Materials	2.1	(2.0)	1.9
Real Estate	1.4	2.1	3.0
Utilities	1.4	0.0	0.9
Short-Term Investments and Net Other Assets	4.7	52.3	1.8
	100.0%	100.0%	100.0%

COUNTRY	Alger Emerging Markets Fund
Argentina	9.1%
Brazil	17.3
China	23.5
Greece	2.8
Hong Kong	1.6
India	18.9
Indonesia	2.4
South Korea	7.7
Taiwan	6.0
United States	4.8
Vietnam	1.8
Cash and Net Other Assets	4.1
100.0%

*	Includes short sales as a reduction of sector exposure.

†	Based on net assets for each Fund.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments October 31, 2022

COMMON STOCKS—102.2%	SHARES	VALUE
ADVERTISING—0.9%
The Trade Desk, Inc., Cl. A*	573,184	$30,516,316
AEROSPACE & DEFENSE—5.1%
HEICO Corp., Cl. A+	795,575	101,276,698
TransDigm Group, Inc.+	135,728	78,146,753
		179,423,451
APPAREL ACCESSORIES & LUXURY GOODS—0.2%
LVMH Moet Hennessy Louis Vuitton SE	11,435	7,215,061
APPAREL RETAIL—1.3%
Aritzia, Inc.*	673,627	26,128,203
The TJX Cos., Inc.	242,929	17,515,181
		43,643,384
APPLICATION SOFTWARE—5.1%
Aspen Technology, Inc.*	79,612	19,222,317
Cadence Design Systems, Inc.*	190,322	28,812,848
Datadog, Inc., Cl. A*,+	739,304	59,521,365
Intuit, Inc.+	120,070	51,329,925
Paylocity Holding Corp.*	82,282	19,072,145
		177,958,600
AUTOMOBILE MANUFACTURERS—2.5%
Tesla, Inc.*,+	382,976	87,142,359
BIOTECHNOLOGY—6.3%
AbbVie, Inc.	447,458	65,507,851
Biogen, Inc.*	32,434	9,193,093
Celldex Therapeutics, Inc.*	156,922	5,512,670
Ionis Pharmaceuticals, Inc.*	152,463	6,738,865
Natera, Inc.*,+	1,599,455	75,110,407
Neurocrine Biosciences, Inc.*	125,668	14,466,900
Regeneron Pharmaceuticals, Inc.*	14,432	10,805,960
Vaxcyte, Inc.*	160,082	6,981,176
Vertex Pharmaceuticals, Inc.*	84,693	26,424,216
		220,741,138
CASINOS & GAMING—2.5%
DraftKings, Inc., Cl. A*	582,420	9,202,236
Flutter Entertainment PLC*	122,903	16,230,898
Las Vegas Sands Corp.*	1,034,144	39,307,813
MGM Resorts International+	650,767	23,147,782
		87,888,729
COAL & CONSUMABLE FUELS—0.2%
Cameco Corp.	276,069	6,548,357
CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.4%
Wabtec Corp.	138,214	12,892,602
DATA PROCESSING & OUTSOURCED SERVICES—1.3%
Marqeta, Inc., Cl. A*	431,772	3,402,363
PayPal Holdings, Inc.*	480,151	40,131,021
		43,533,384

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—102.2% (CONT.)	SHARES	VALUE
ELECTRIC UTILITIES—1.4%
NextEra Energy, Inc.+	638,872	$49,512,580
ELECTRICAL COMPONENTS & EQUIPMENT—0.4%
Generac Holdings, Inc.*	113,984	13,211,885
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.8%
Zebra Technologies Corp., Cl. A*	93,683	26,532,899
FINANCIAL EXCHANGES & DATA—1.6%
CME Group, Inc., Cl. A	94,689	16,409,604
S&P Global, Inc.+	127,320	40,901,550
		57,311,154
HEALTHCARE DISTRIBUTORS—2.5%
McKesson Corp.	219,646	85,523,563
HEALTHCARE EQUIPMENT—1.2%
Edwards Lifesciences Corp.*	105,935	7,672,872
Intuitive Surgical, Inc.*	93,825	23,125,048
Shockwave Medical, Inc.*	40,024	11,733,035
		42,530,955
HEALTHCARE FACILITIES—0.9%
Acadia Healthcare Co., Inc.*	377,151	30,662,376
HEALTHCARE TECHNOLOGY—0.2%
Veeva Systems, Inc., Cl. A*	41,322	6,939,617
HYPERMARKETS & SUPER CENTERS—2.0%
Costco Wholesale Corp.+	135,890	68,148,835
INTERACTIVE HOME ENTERTAINMENT—0.5%
Take-Two Interactive Software, Inc.*	160,925	19,066,394
INTERACTIVE MEDIA & SERVICES—3.1%
Alphabet, Inc., Cl. C*,+	1,041,550	98,593,123
Pinterest, Inc., Cl. A*	398,779	9,809,963
		108,403,086
INTERNET & DIRECT MARKETING RETAIL—9.0%
Altaba, Inc.*,(a)	606,454	1,037,036
Amazon.com, Inc.*,+	2,327,495	238,428,588
Farfetch Ltd., Cl. A*	1,410,309	11,959,421
MercadoLibre, Inc.*	68,581	61,834,001
		313,259,046
LEISURE FACILITIES—0.5%
Vail Resorts, Inc.	82,718	18,125,995
LIFE SCIENCES TOOLS & SERVICES—0.5%
Bio-Techne Corp.	14,461	4,284,216
Danaher Corp.	56,120	14,123,720
		18,407,936
MANAGED HEALTHCARE—3.3%
Centene Corp.*	593,034	50,484,985
UnitedHealth Group, Inc.	118,622	65,853,003
		116,337,988

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—102.2% (CONT.)	SHARES	VALUE
MOVIES & ENTERTAINMENT—5.8%
Live Nation Entertainment, Inc.*,+	1,050,153	$83,602,680
Netflix, Inc.*	298,940	87,254,607
The Walt Disney Co.*	291,588	31,065,786
		201,923,073
OIL & GAS EQUIPMENT & SERVICES—0.4%
Schlumberger NV+	247,863	12,896,312
OIL & GAS EXPLORATION & PRODUCTION—5.6%
Antero Resources Corp.*	229,468	8,412,297
Coterra Energy, Inc.	1,144,726	35,635,320
Diamondback Energy, Inc.	195,907	30,778,949
EOG Resources, Inc.	295,214	40,302,615
Pioneer Natural Resources Co.+	308,621	79,133,511
		194,262,692
OIL & GAS STORAGE & TRANSPORTATION—1.0%
Cheniere Energy, Inc.	199,605	35,212,318
PHARMACEUTICALS—2.1%
Eli Lilly & Co.	183,925	66,597,403
Reata Pharmaceuticals, Inc., Cl. A*	256,193	8,249,415
		74,846,818
REAL ESTATE SERVICES—1.1%
FirstService Corp.	311,957	38,997,745
RESEARCH & CONSULTING SERVICES—0.7%
CoStar Group, Inc.*	297,506	24,609,696
RESTAURANTS—2.9%
Chipotle Mexican Grill, Inc., Cl. A*	5,755	8,622,889
Domino’s Pizza, Inc.	27,803	9,237,269
Shake Shack, Inc., Cl. A*	965,362	53,645,166
The Cheesecake Factory, Inc.	809,405	28,984,793
		100,490,117
SEMICONDUCTOR EQUIPMENT—0.8%
SolarEdge Technologies, Inc.*,+	122,983	28,289,780
SEMICONDUCTORS—6.1%
Advanced Micro Devices, Inc.*,+	580,585	34,869,935
First Solar, Inc.*	200,281	29,154,905
Marvell Technology, Inc.	1,491,713	59,191,172
NVIDIA Corp.+	542,113	73,168,992
ON Semiconductor Corp.*	268,457	16,491,313
		212,876,317
SPECIALTY CHEMICALS—2.1%
Albemarle Corp.	241,083	67,471,899
The Sherwin-Williams Co.	31,662	7,124,900
		74,596,799

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—102.2% (CONT.)	SHARES	VALUE
SYSTEMS SOFTWARE—13.5%
Crowdstrike Holdings, Inc., Cl. A*	198,888	$32,060,746
Microsoft Corp.+	1,514,534	351,568,777
Oracle Corp.	113,834	8,887,020
Palo Alto Networks, Inc.*	248,772	42,686,787
ServiceNow, Inc.*	86,444	36,370,449
		471,573,779
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.4%
Apple, Inc.+	1,228,510	188,379,723
TRUCKING—1.0%
Old Dominion Freight Line, Inc.	127,868	35,112,553
TOTAL COMMON STOCKS
(Cost $3,135,735,481)		3,565,545,412
PREFERRED STOCKS—0.2%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	2,912,012	—
DATA PROCESSING & OUTSOURCED SERVICES—0.2%
Chime Financial, Inc., Series G*,@,(a)	188,583	8,233,534
TOTAL PREFERRED STOCKS
(Cost $26,129,444)		8,233,534
REAL ESTATE INVESTMENT TRUST—0.3%	SHARES	VALUE
SPECIALIZED—0.3%
SBA Communications Corp., Cl. A	41,331	11,155,237
(Cost $11,753,268)		11,155,237
SPECIAL PURPOSE VEHICLE—0.4%		VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.4%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)		7,773,360
Crosslink Ventures Capital LLC, Cl. B*,@,(a),(b)		4,877,682
		12,651,042
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $11,925,000)		12,651,042
Total Investments
(Cost $3,185,543,193)	103.1%	$3,597,585,225
Affiliated Securities (Cost $25,029,054)		12,651,042
Unaffiliated Securities (Cost $3,160,514,139)		3,584,934,183
Securities Sold Short (Proceeds $316,474,091)	(7.8)%	(272,367,322)
Other Assets in Excess of Liabilities	4.7%	162,694,643
NET ASSETS	100.0%	$3,487,912,546

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments October 31, 2022 (Continued)

+	All or a portion of this security is held as collateral for securities sold short.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2022
Chime Financial, Inc., Series G	8/24/21	$13,025,390	0.15%	$8,233,534	0.24%
Crosslink Ventures Capital LLC, Cl. A	10/2/20	7,350,000	0.10%	7,773,360	0.22%
Crosslink Ventures Capital LLC, Cl. B	12/16/20	4,575,000	0.06%	4,877,682	0.14%
Prosetta Biosciences, Inc., Series D	2/6/15	13,104,054	0.28%	0	0.00%
Total				$20,884,576	0.60%

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments - Securities Sold Short October 31, 2022

COMMON STOCKS—(7.8)%	SHARES	VALUE
APPLICATION SOFTWARE—0.0%
Elastic NV	(22,014)	$(1,407,795)
AUTO PARTS & EQUIPMENT—(0.2)%
QuantumScape Corp., Cl. A	(665,443)	(5,543,140)
AUTOMOBILE MANUFACTURERS—(0.4)%
Lucid Group, Inc.	(238,753)	(3,411,780)
Thor Industries, Inc.	(121,296)	(9,881,985)
		(13,293,765)
CABLE & SATELLITE—(0.3)%
Charter Communications, Inc., Cl. A	(31,803)	(11,691,419)
ELECTRICAL COMPONENTS & EQUIPMENT—(0.2)%
Enovix Corp.	(264,346)	(4,988,209)
Vicor Corp.	(73,524)	(3,512,241)
		(8,500,450)
EXCHANGE TRADED FUNDS—(0.9)%
ARK Innovation ETF	(141,444)	(5,414,476)
Direxion NASDAQ-100 Equal Weighted Index Shares	(425,003)	(27,183,192)
		(32,597,668)
GENERAL MERCHANDISE STORES—(1.0)%
Target Corp.	(208,352)	(34,221,816)
HEALTHCARE EQUIPMENT—(0.2)%
IDEXX Laboratories, Inc.	(21,345)	(7,677,370)
HOME IMPROVEMENT RETAIL—(0.3)%
Floor & Decor Holdings, Inc., Cl. A	(131,254)	(9,630,106)
HOTELS RESORTS & CRUISE LINES—(0.3)%
Royal Caribbean Cruises Ltd.	(200,635)	(10,709,896)
HOUSEHOLD PRODUCTS—(0.3)%
The Clorox Co.	(75,688)	(11,053,476)
INTERACTIVE HOME ENTERTAINMENT—(0.4)%
Sea Ltd.#	(260,242)	(12,928,823)
INTERNET & DIRECT MARKETING RETAIL—(0.1)%
Wayfair, Inc., Cl. A	(75,074)	(2,846,806)
IT CONSULTING & OTHER SERVICES—(0.1)%
Accenture PLC, Cl. A	(16,244)	(4,611,672)
LIFE SCIENCES TOOLS & SERVICES—(0.4)%
Charles River Laboratories International, Inc.	(29,677)	(6,298,943)
PerkinElmer, Inc.	(44,005)	(5,878,188)
		(12,177,131)
MARKET INDICES—(1.9)%
iShares Russell Mid-Cap Growth ETF	(330,859)	(28,010,523)
SPDR S&P 500 ETF Trust	(97,647)	(37,712,248)
		(65,722,771)
OIL & GAS EXPLORATION & PRODUCTION—(0.3)%
SPDR S&P Oil & Gas Exploration & Production ETF	(59,307)	(8,972,556)

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments - Securities Sold Short October 31, 2022 (Continued)

COMMON STOCKS—(7.8)% (CONT.)	SHARES	VALUE
SEMICONDUCTORS—(0.3)%
Silicon Laboratories, Inc.	(86,286)	$(9,915,987)
SYSTEMS SOFTWARE—(0.2)%
Monday.com Ltd.	(40,386)	(4,318,879)
Zscaler, Inc.	(29,499)	(4,545,796)
		(8,864,675)
TOTAL COMMON STOCKS
(Proceeds $316,474,091)		$(272,367,322)
Total Securities Sold Short
(Proceeds $316,474,091)		$(272,367,322)

#       American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2022

COMMON STOCKS—79.5%	SHARES	VALUE
ADVERTISING—0.6%
The Trade Desk, Inc., Cl. A*,+	53,661	$2,856,912
AEROSPACE & DEFENSE—5.4%
Axon Enterprise, Inc.*	12,090	1,758,370
HEICO Corp.+	42,652	6,936,921
Kratos Defense & Security Solutions, Inc.*,+	67,694	750,049
TransDigm Group, Inc.+	27,876	16,049,886
		25,495,226
APPAREL ACCESSORIES & LUXURY GOODS—1.0%
Lululemon Athletica, Inc.*	8,409	2,766,897
LVMH Moet Hennessy Louis Vuitton SE	1,681	1,060,649
Moncler SpA	23,325	1,006,288
		4,833,834
APPAREL RETAIL—1.5%
Aritzia, Inc.*	78,567	3,047,405
MYT Netherlands Parent BV#,*	103,360	1,181,405
The TJX Cos., Inc.	41,505	2,992,511
		7,221,321
APPLICATION SOFTWARE—9.0%
Altair Engineering, Inc., Cl. A*	2,802	137,438
Appfolio, Inc., Cl. A*	45,509	5,705,463
Bill.com Holdings, Inc.*	4,193	559,179
Datadog, Inc., Cl. A*	50,226	4,043,695
Dynatrace, Inc.*,+	68,464	2,412,671
Ebix, Inc.+	68,289	1,351,439
Everbridge, Inc.*	2,061	64,571
HubSpot, Inc.*	9,662	2,865,363
Paylocity Holding Corp.*,+	32,728	7,586,023
SEMrush Holdings, Inc., Cl. A*	28,850	352,836
Sprinklr, Inc., Cl. A*	346,388	3,204,089
Sprout Social, Inc., Cl. A*,+	50,719	3,059,877
SPS Commerce, Inc.*,+	47,199	5,971,618
Vertex, Inc., Cl. A*,+	316,757	5,707,961
		43,022,223
ASSET MANAGEMENT & CUSTODY BANKS—1.9%
Hamilton Lane, Inc., Cl. A+	59,457	3,556,718
StepStone Group, Inc., Cl. A+	181,878	5,369,038
		8,925,756
BIOTECHNOLOGY—6.6%
ACADIA Pharmaceuticals, Inc.*,+	172,216	2,760,622
ADMA Biologics, Inc.*	708,946	1,999,228
Apellis Pharmaceuticals, Inc.*	13,341	806,997
Biogen, Inc.*	13,896	3,938,682
Biohaven Ltd.*	54,013	894,995
BioMarin Pharmaceutical, Inc.*	29,770	2,578,975
Gilead Sciences, Inc.	26,958	2,115,125
Natera, Inc.*,+	72,381	3,399,012
Neurocrine Biosciences, Inc.*	6,963	801,580
Prometheus Biosciences, Inc.*	30,109	1,581,325

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—79.5% (CONT.)	SHARES	VALUE
BIOTECHNOLOGY—6.6% (CONT.)
Regeneron Pharmaceuticals, Inc.*	5,357	$4,011,054
Seagen, Inc.*,+	22,157	2,817,484
Ultragenyx Pharmaceutical, Inc.*	19,669	795,808
Vertex Pharmaceuticals, Inc.*	9,775	3,049,800
		31,550,687
CASINOS & GAMING—1.0%
DraftKings, Inc., Cl. A*	66,538	1,051,300
Flutter Entertainment PLC*	14,989	1,979,487
MGM Resorts International+	46,557	1,656,033
		4,686,820
CONSTRUCTION & ENGINEERING—0.5%
Ameresco, Inc., Cl. A*,+	42,117	2,547,236
CONSUMER FINANCE—0.4%
LendingTree, Inc.*	5,118	129,127
Upstart Holdings, Inc.*,+	67,459	1,563,700
		1,692,827
DATA PROCESSING & OUTSOURCED SERVICES—0.8%
Marqeta, Inc., Cl. A*	385,376	3,036,763
Toast, Inc., Cl. A*	38,574	852,099
		3,888,862
EDUCATION SERVICES—1.2%
Chegg, Inc.*,+	260,938	5,628,433
Duolingo, Inc., Cl. A*	179	14,649
		5,643,082
ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Generac Holdings, Inc.*,+	20,276	2,350,191
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.4%
908 Devices, Inc.*	142,579	2,279,838
Mobileye Global, Inc., Cl. A*	146,288	3,859,078
Novanta, Inc.*	3,855	545,097
		6,684,013
ENVIRONMENTAL & FACILITIES SERVICES—7.0%
Casella Waste Systems, Inc., Cl. A*,+	120,359	9,846,570
Montrose Environmental Group, Inc.*,+	209,375	9,166,438
Waste Connections, Inc.+	106,985	14,112,391
		33,125,399
FOOTWEAR—0.8%
On Holding AG, Cl. A*	224,101	3,941,937
GENERAL MERCHANDISE STORES—0.2%
Ollie’s Bargain Outlet Holdings, Inc.*,+	18,505	1,036,280
HEALTHCARE DISTRIBUTORS—1.3%
Cardinal Health, Inc.	81,956	6,220,460
PetIQ, Inc., Cl. A*	16,984	139,609
		6,360,069
HEALTHCARE EQUIPMENT—4.9%
Glaukos Corp.*,+	127,536	7,150,944
Impulse Dynamics NV, Series E*,@,(a)	1,056,141	3,485,265
Inogen, Inc.*	106,590	2,415,329

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—79.5% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—4.9% (CONT.)
Inspire Medical Systems, Inc.*	5,641	$1,099,713
Insulet Corp.*,+	10,084	2,609,840
Intuitive Surgical, Inc.*	2,045	504,031
Nevro Corp.*,+	68,667	2,632,693
TransMedics Group, Inc.*	65,648	3,165,547
		23,063,362
HEALTHCARE SERVICES—1.0%
Accolade, Inc.*	176,185	1,899,274
Agiliti, Inc.*	173,548	3,031,884
		4,931,158
HEALTHCARE TECHNOLOGY—1.1%
Definitive Healthcare Corp., Cl. A*	86,081	1,358,358
Phreesia, Inc.*	72,091	1,969,526
Veeva Systems, Inc., Cl. A*,+	11,658	1,957,845
		5,285,729
HOTELS RESORTS & CRUISE LINES—1.0%
Airbnb, Inc., Cl. A*	8,922	953,851
Booking Holdings, Inc.*	586	1,095,515
Hilton Worldwide Holdings, Inc.	8,212	1,110,755
Target Hospitality Corp.*	124,462	1,514,703
		4,674,824
INSURANCE BROKERS—0.0%
Goosehead Insurance, Inc., Cl. A*	2,486	103,194
INTEGRATED OIL & GAS—1.7%
Occidental Petroleum Corp.+	113,170	8,216,142
INTERACTIVE MEDIA & SERVICES—0.8%
Pinterest, Inc., Cl. A*	163,531	4,022,863
INTERNET & DIRECT MARKETING RETAIL—1.9%
Amazon.com, Inc.*,+	58,693	6,012,511
MercadoLibre, Inc.*,+	3,332	3,004,198
		9,016,709
INTERNET SERVICES & INFRASTRUCTURE—0.0%
BigCommerce Holdings, Inc.*	5,197	77,227
IT CONSULTING & OTHER SERVICES—0.5%
CI&T, Inc., Cl. A*	82,801	678,968
Globant SA*	7,971	1,503,968
		2,182,936
LEISURE FACILITIES—0.2%
Planet Fitness, Inc., Cl. A*	12,417	813,065
LEISURE PRODUCTS—0.0%
Latham Group, Inc.*	9,271	40,978
LIFE SCIENCES TOOLS & SERVICES—0.3%
NeoGenomics, Inc.*	5,508	41,888
Repligen Corp.*	7,693	1,403,896
		1,445,784
MANAGED HEALTHCARE—1.6%
Centene Corp.*	47,257	4,022,989

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—79.5% (CONT.)	SHARES	VALUE
MANAGED HEALTHCARE—1.6% (CONT.)
Progyny, Inc.*	79,190	$3,521,579
		7,544,568
MOVIES & ENTERTAINMENT—1.7%
Live Nation Entertainment, Inc.*,+	51,853	4,128,017
Netflix, Inc.*	12,734	3,716,800
		7,844,817
OIL & GAS EQUIPMENT & SERVICES—4.3%
Baker Hughes Co., Cl. A+	231,346	6,399,030
Core Laboratories NV+	303,539	5,906,869
Dril-Quip, Inc.*	154,673	3,848,264
Schlumberger NV+	79,289	4,125,407
		20,279,570
OIL & GAS STORAGE & TRANSPORTATION—0.4%
Cheniere Energy, Inc.	11,939	2,106,159
PACKAGED FOODS & MEATS—0.7%
Beyond Meat, Inc.*	96,911	1,521,503
Freshpet, Inc.*	33,934	2,000,409
		3,521,912
PHARMACEUTICALS—1.5%
Aerie Pharmaceuticals, Inc.*	125,895	1,916,122
Eli Lilly & Co.	6,958	2,519,422
Reata Pharmaceuticals, Inc., Cl. A*	85,256	2,745,243
		7,180,787
REAL ESTATE SERVICES—2.9%
FirstService Corp.+	111,181	13,898,737
REGIONAL BANKS—2.2%
Seacoast Banking Corp. of Florida	46,848	1,447,603
Signature Bank+	56,885	9,017,979
		10,465,582
RESEARCH & CONSULTING SERVICES—1.0%
CoStar Group, Inc.*	55,605	4,599,646
RESTAURANTS—1.5%
Chipotle Mexican Grill, Inc., Cl. A*	650	973,915
Domino’s Pizza, Inc.	8,979	2,983,183
Kura Sushi USA, Inc., Cl. A*	9,555	755,132
The Cheesecake Factory, Inc.	55,835	1,999,451
Wingstop, Inc.	3,973	629,283
		7,340,964
SEMICONDUCTORS—2.8%
Advanced Micro Devices, Inc.*,+	81,103	4,871,046
Impinj, Inc.*	22,697	2,601,757
Marvell Technology, Inc.	73,652	2,922,511
NVIDIA Corp.	21,904	2,956,383
		13,351,697
SYSTEMS SOFTWARE—1.4%
Crowdstrike Holdings, Inc., Cl. A*	13,273	2,139,608
Palo Alto Networks, Inc.*	24,972	4,284,945

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—79.5% (CONT.)	SHARES	VALUE
SYSTEMS SOFTWARE—1.4% (CONT.)
Rapid7, Inc.*	2,415	$109,327
		6,533,880
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.1%
Apple, Inc.+	64,005	9,814,527
THRIFTS & MORTGAGE FINANCE—0.1%
Axos Financial, Inc.*,+	15,020	585,179
TRADING COMPANIES & DISTRIBUTORS—0.5%
SiteOne Landscape Supply, Inc.*,+	20,305	2,352,740
TRUCKING—0.3%
XPO Logistics, Inc.*	25,459	1,317,249
TOTAL COMMON STOCKS
(Cost $387,829,695)		378,474,660
PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	41,418	—
(Cost $186,381)		—
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Tolero CDR*,@,(a),(c)	126,108	75,665
(Cost $67,638)		75,665
REAL ESTATE INVESTMENT TRUST—1.4%	SHARES	VALUE
SPECIALIZED—1.4%
American Tower Corp.	10,731	2,223,356
Crown Castle, Inc.	15,392	2,051,138
SBA Communications Corp., Cl. A	7,398	1,996,720
		6,271,214
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $6,079,329)		6,271,214
SPECIAL PURPOSE VEHICLE—0.3%		VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.3%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)		978,280
Crosslink Ventures Capital LLC, Cl. B*,@,(a),(b)		586,388
		1,564,668
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $1,475,000)		1,564,668
Total Investments
(Cost $395,638,043)	81.2%	386,386,207
Affiliated Securities (Cost $1,661,381)		1,564,668
Unaffiliated Securities (Cost $393,976,662)		384,821,539
Securities Sold Short (Proceeds $217,487,026)	(33.5)%	(159,285,027)
Swaps	(0.3)%	(1,423,726)
Other Assets in Excess of Liabilities	52.6%	250,237,975
NET ASSETS	100.0%	$475,915,429

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2022 (Continued)

+	All or a portion of this security is held as collateral for securities sold short.
#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2022
Crosslink Ventures Capital LLC, Cl. A	10/2/20	$925,000	0.24%	$978,280	0.21%
Crosslink Ventures Capital LLC, Cl. B	12/16/20	550,000	0.11%	586,388	0.12%
Impulse Dynamics NV, Series E	2/11/22	3,485,265	0.47%	3,485,265	0.73%
Prosetta Biosciences, Inc., Series D	2/6/15	186,381	0.25%	0	0.00%
Tolero CDR	2/6/17	67,638	0.09%	75,665	0.02%
Total				$5,125,598	1.08%

Swaps outstanding as of October 31, 2022:

Centrally cleared swaps - Contracts for difference

Contract Amount	Counterparty	Reference Company	Market Value	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
(4,500)	BNP Paribas	Main Street Capital Corp.	$(9,249)	$—	$(9,249)	$(9,249)
Total			$(9,249)	$—	$(9,249)	$(9,249)

Over the counter swaps - Contracts for difference

Contract Amount	Counterparty	Reference Index	Market Value	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
(8,965)	Goldman Sachs	Russell Midcap Growth Index	$(614,785)	$—	$(614,785)	$(614,785)
(2,771)	Goldman Sachs	S&P 500 Index	(535,028)	—	(535,028)	(535,028)
(799)	Goldman Sachs	S&P Biotechnology Select Industry Index	(264,664)	—	(264,664)	(264,664)
Total			$(1,414,477)	$—	$(1,414,477)	$(1,414,477)

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short October 31, 2022

COMMON STOCKS—(32.3)%	SHARES	VALUE
ADVERTISING—0.0%
Cardlytics, Inc.	(21,644)	$(204,103)
AEROSPACE & DEFENSE—(0.5)%
Archer Aviation, Inc., Cl. A	(876,864)	(2,499,062)
AIRLINES—(1.2)%
Blade Air Mobility, Inc.	(193,938)	(872,721)
Joby Aviation, Inc.	(1,008,981)	(4,863,288)
		(5,736,009)
APPAREL RETAIL—(0.5)%
Boot Barn Holdings, Inc.	(25,901)	(1,471,177)
Urban Outfitters, Inc.	(42,910)	(1,023,833)
		(2,495,010)
APPLICATION SOFTWARE—(0.6)%
Amplitude, Inc., Cl. A	(40,842)	(686,146)
DocuSign, Inc., Cl. A	(4,209)	(203,295)
Latch, Inc.	(759,906)	(1,018,274)
Palantir Technologies, Inc., Cl. A	(37,665)	(331,075)
Unity Software, Inc.	(16,211)	(478,225)
		(2,717,015)
AUTO PARTS & EQUIPMENT—(2.9)%
LCI Industries	(47,497)	(5,039,907)
Patrick Industries, Inc.	(115,572)	(5,282,796)
QuantumScape Corp., Cl. A	(414,390)	(3,451,869)
		(13,774,572)
AUTOMOBILE MANUFACTURERS—(1.2)%
Fisker, Inc.	(228,547)	(1,862,658)
Lucid Group, Inc.	(80,489)	(1,150,188)
Rivian Automotive, Inc., Cl. A	(33,160)	(1,159,605)
Thor Industries, Inc.	(21,798)	(1,775,883)
		(5,948,334)
AUTOMOTIVE RETAIL—(0.4)%
Carvana Co., Cl. A	(134,998)	(1,826,523)
BIOTECHNOLOGY—(1.3)%
Exact Sciences Corp.	(12,248)	(425,985)
Twist Bioscience Corp.	(179,371)	(5,888,750)
		(6,314,735)
BROADCASTING—(0.1)%
Paramount Global, Cl. B	(21,152)	(387,505)
CABLE & SATELLITE—(0.1)%
Altice USA, Inc., Cl. A	(34,764)	(229,790)
CASINOS & GAMING—(0.2)%
Boyd Gaming Corp.	(18,826)	(1,087,390)
COMMODITY CHEMICALS—(1.2)%
PureCycle Technologies, Inc.	(673,372)	(5,568,786)
COMMUNICATIONS EQUIPMENT—(0.2)%
Arista Networks, Inc.	(8,390)	(1,014,015)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short October 31, 2022 (Continued)

COMMON STOCKS—(32.3)% (CONT.)	SHARES	VALUE
DIVERSIFIED BANKS—(0.2)%
Citigroup, Inc.	(24,514)	$(1,124,212)
DIVERSIFIED SUPPORT SERVICES—(0.4)%
Healthcare Services Group, Inc.	(121,410)	(1,694,884)
ELECTRICAL COMPONENTS & EQUIPMENT—(1.7)%
Enovix Corp.	(84,636)	(1,597,081)
FREYR Battery SA	(311,382)	(4,144,494)
Plug Power, Inc.	(53,680)	(857,806)
Shoals Technologies Group, Inc., Cl. A	(52,608)	(1,215,771)
		(7,815,152)
ELECTRONIC EQUIPMENT & INSTRUMENTS—(0.9)%
SmartRent, Inc., Cl. A	(1,593,178)	(4,381,240)
EXCHANGE TRADED FUNDS—(2.3)%
ARK Genomic Revolution ETF	(273,999)	(9,250,206)
ARK Next Generation Internet ETF	(37,756)	(1,822,105)
		(11,072,311)
FINANCIAL EXCHANGES & DATA—(0.2)%
Coinbase Global, Inc., Cl. A	(14,795)	(980,169)
GENERAL MERCHANDISE STORES—(0.2)%
Target Corp.	(6,428)	(1,055,799)
HEALTHCARE EQUIPMENT—(0.3)%
IDEXX Laboratories, Inc.	(3,093)	(1,112,490)
STERIS PLC	(3,839)	(662,535)
		(1,775,025)
HEALTHCARE SERVICES—(0.6)%
23andMe Holding Co., Cl. A	(823,504)	(2,585,803)
Laboratory Corporation of America Holdings	(1,785)	(396,020)
		(2,981,823)
HEALTHCARE TECHNOLOGY—(0.6)%
American Well Corp., Cl. A	(126,498)	(517,377)
Simulations Plus, Inc.	(59,879)	(2,484,979)
		(3,002,356)
HOME FURNISHINGS—(0.4)%
Tempur Sealy International, Inc.	(74,716)	(2,009,113)
HOTELS RESORTS & CRUISE LINES—(1.6)%
Membership Collective Group, Inc. Cl. A	(993,256)	(4,549,112)
Norwegian Cruise Line Holdings Ltd.	(26,260)	(443,531)
Royal Caribbean Cruises Ltd.	(39,575)	(2,112,513)
		(7,105,156)
INDUSTRIAL MACHINERY—(1.3)%
Desktop Metal, Inc. Cl. A	(1,383,037)	(3,499,084)
Velo3D, Inc.	(700,362)	(2,759,426)
		(6,258,510)
INTEGRATED OIL & GAS—(0.4)%
BP PLC#	(60,127)	(2,001,027)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short October 31, 2022 (Continued)

COMMON STOCKS—(32.3)% (CONT.)	SHARES	VALUE
INTERNET & DIRECT MARKETING RETAIL—(0.4)%
Chewy, Inc., Cl. A	(5,318)	$(205,966)
DoorDash, Inc., Cl. A	(12,806)	(557,445)
eBay, Inc.	(23,787)	(947,674)
Porch Group, Inc.	(830)	(1,129)
Vivid Seats, Inc., Cl. A	(30,464)	(249,805)
Wayfair, Inc., Cl. A	(3,208)	(121,647)
		(2,083,666)
INTERNET SERVICES & INFRASTRUCTURE—(0.8)%
Cloudflare, Inc., Cl. A	(23,318)	(1,313,270)
DigitalOcean Holdings, Inc.	(28,377)	(1,019,302)
Snowflake, Inc., Cl. A	(7,717)	(1,237,035)
		(3,569,607)
IT CONSULTING & OTHER SERVICES—(0.6)%
Accenture PLC, Cl. A	(9,776)	(2,775,406)
LIFE & HEALTH INSURANCE—(0.2)%
Trupanion, Inc.	(18,951)	(956,457)
LIFE SCIENCES TOOLS & SERVICES—(1.6)%
Agilent Technologies, Inc.	(5,091)	(704,340)
Bio-Rad Laboratories, Inc., Cl. A	(1,846)	(649,257)
IQVIA Holdings, Inc.	(3,426)	(718,329)
Lonza Group AG	(3,035)	(1,562,448)
Mettler-Toledo International, Inc.	(1,796)	(2,271,814)
Syneos Health, Inc., Cl. A	(13,088)	(659,373)
Waters Corp.	(2,322)	(694,673)
		(7,260,234)
MARKET INDICES—(1.4)%
iShares Russell 2000 Growth ETF	(28,849)	(6,527,375)
METAL & GLASS CONTAINERS—(0.2)%
O-I Glass, Inc.	(69,448)	(1,132,697)
PACKAGED FOODS & MEATS—(0.2)%
McCormick & Co., Inc., Cl. VTG	(13,302)	(1,046,069)
PAPER PACKAGING—(0.6)%
Ranpak Holdings Corp., Cl. A	(794,382)	(3,018,652)
PROPERTY & CASUALTY INSURANCE—(0.5)%
Lemonade, Inc.	(98,402)	(2,381,328)
REAL ESTATE SERVICES—(0.9)%
Offerpad Solutions, Inc.	(1,187,989)	(1,157,695)
Opendoor Technologies, Inc.	(1,035,405)	(2,681,699)
Redfin Corp.	(25,883)	(124,497)
Zillow Group, Inc., Cl. A	(13,681)	(423,153)
		(4,387,044)
REGIONAL BANKS—(0.5)%
Silvergate Capital Corp., Cl. A	(40,555)	(2,301,902)
RESTAURANTS—(0.3)%
Jack in the Box, Inc.	(8,195)	(723,045)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short October 31, 2022 (Continued)

COMMON STOCKS—(32.3)% (CONT.)	SHARES	VALUE
RESTAURANTS—(0.3)% (CONT.)
Sweetgreen, Inc., Cl. A	(26,880)	$(499,968)
		(1,223,013)
SEMICONDUCTORS—(1.4)%
Intel Corp.	(43,167)	(1,227,238)
Lattice Semiconductor Corp.	(24,110)	(1,169,576)
Silicon Laboratories, Inc.	(8,414)	(966,937)
SiTime Corp.	(32,342)	(2,904,635)
		(6,268,386)
SPECIALTY STORES—0.0%
Five Below, Inc.	(1,417)	(207,378)
SYSTEMS SOFTWARE—(0.5)%
Monday.com Ltd.	(3,092)	(330,658)
UiPath, Inc., Cl. A	(69,852)	(883,628)
Zscaler, Inc.	(6,820)	(1,050,962)
		(2,265,248)
TRUCKING—(0.5)%
Lyft, Inc., Cl. A	(176,264)	(2,580,505)
WIRELESS TELECOMMUNICATION SERVICES—(0.2)%
T-Mobile US, Inc.	(7,079)	(1,072,893)
TOTAL COMMON STOCKS
(Proceeds $210,515,686)		$(154,117,486)
REAL ESTATE INVESTMENT TRUST—(1.2)%	SHARES	VALUE
DIVERSIFIED—(0.6)%
Empire State Realty Trust, Inc., Cl. A	(371,245)	(2,736,076)
HEALTHCARE—(0.2)%
Omega Healthcare Investors, Inc.	(27,094)	(861,047)
OFFICE—(0.1)%
Paramount Group, Inc.	(40,832)	(264,183)
REAL ESTATE OPERATING COMPANIES—(0.3)%
Seritage Growth Properties, Cl. A	(121,386)	(1,302,472)
RETAIL—0.0%
CBL & Associates Properties, Inc.	(75)	(2,155)
Pennsylvania Real Estate Investment Trust	(402)	(1,608)
		(3,763)
TOTAL REAL ESTATE INVESTMENT TRUST
(Proceeds $6,971,340)		$(5,167,541)
Total Securities Sold Short
(Proceeds $217,487,026)		$(159,285,027)

#	American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments October 31, 2022

COMMON STOCKS—95.9%	SHARES	VALUE
ARGENTINA—9.1%
INTERNET & DIRECT MARKETING RETAIL—3.5%
MercadoLibre, Inc.*	1,020	$919,652
IT CONSULTING & OTHER SERVICES—5.6%
Globant SA*	7,850	1,481,138
TOTAL ARGENTINA
(Cost $2,749,051)		2,400,790
BRAZIL—17.3%
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
Vinci Partners Investments Ltd., Cl. A	31,922	335,819
DIVERSIFIED BANKS—1.9%
NU Holdings Ltd., Cl. A*	100,000	500,000
DIVERSIFIED CAPITAL MARKETS—5.4%
Banco BTG Pactual SA	257,000	1,439,662
FOOTWEAR—5.9%
Arezzo Industria e Comercio SA	76,500	1,547,414
HEALTHCARE FACILITIES—1.6%
Rede D’Or Sao Luiz SA	69,000	429,664
RESEARCH & CONSULTING SERVICES—1.2%
Boa Vista Servicos SA	259,000	315,841
TOTAL BRAZIL
(Cost $4,116,895)		4,568,400
CHINA—23.5%
APPLICATION SOFTWARE—4.9%
Glodon Co., Ltd., Cl. A	101,000	680,850
Thunder Software Technology Co., Ltd., Cl. A	45,933	618,924
		1,299,774
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
Noah Holdings Ltd.#,*	24,514	321,624
AUTOMOBILE MANUFACTURERS—5.1%
BYD Co., Ltd., Cl. H	60,522	1,355,883
BREWERS—1.8%
Budweiser Brewing Co. APAC Ltd.	230,000	484,087
FINANCIAL EXCHANGES & DATA—1.4%
East Money Information Co., Ltd., Cl. A	170,782	364,183
INDUSTRIAL MACHINERY—1.8%
Han’s Laser Technology Industry Group Co., Ltd., Cl. A	139,200	482,111
INTERNET & DIRECT MARKETING RETAIL—5.1%
JD.com, Inc., Cl. A	30,619	557,588
Meituan, Cl. B*	49,500	792,522
		1,350,110
OIL & GAS DRILLING—2.2%
China Oilfield Services Ltd., Cl. H	510,000	574,117
TOTAL CHINA
(Cost $9,127,819)		6,231,889

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—95.9% (CONT.)	SHARES	VALUE
GREECE—2.8%
SPECIALTY STORES—2.8%
JUMBO SA	52,500	$745,651
(Cost $895,988)
HONG KONG—1.6%
FINANCIAL EXCHANGES & DATA—1.6%
Hong Kong Exchanges & Clearing Ltd.	16,176	429,370
(Cost $908,184)
INDIA—18.9%
ADVERTISING—1.6%
Affle India Ltd.*	30,000	418,479
APPLICATION SOFTWARE—1.8%
Route Mobile Ltd.	31,000	491,295
DIVERSIFIED BANKS—3.5%
HDFC Bank Ltd.	50,500	916,470
HOTELS RESORTS & CRUISE LINES—6.0%
Lemon Tree Hotels Ltd.*	600,000	611,658
MakeMyTrip Ltd.*	35,100	976,833
		1,588,491
INVESTMENT BANKING & BROKERAGE—2.5%
Angel One Ltd.	34,000	658,739
LIFE SCIENCES TOOLS & SERVICES—3.5%
Syngene International Ltd.	123,000	938,467
TOTAL INDIA
(Cost $5,543,085)		5,011,941
INDONESIA—2.4%
REGIONAL BANKS—2.4%
Bank BTPN Syariah Tbk PT	3,358,570	635,482
(Cost $799,775)
SOUTH KOREA—7.7%
SEMICONDUCTORS—3.9%
LEENO Industrial, Inc.	10,889	1,041,271
SPECIALTY CHEMICALS—3.8%
Chunbo Co., Ltd.	6,623	1,011,086
TOTAL SOUTH KOREA
(Cost $2,047,297)		2,052,357
TAIWAN—6.0%
ELECTRONIC EQUIPMENT & INSTRUMENTS—3.6%
Chroma ATE, Inc.	173,000	943,652
SEMICONDUCTORS—2.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	53,500	642,600
TOTAL TAIWAN
(Cost $2,363,821)		1,586,252

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—95.9% (CONT.)	SHARES	VALUE
UNITED STATES—4.8%
IT CONSULTING & OTHER SERVICES—4.8%
EPAM Systems, Inc.*	3,600	$1,260,000
(Cost $933,130)
VIETNAM—1.8%
REAL ESTATE DEVELOPMENT—1.8%
Vinhomes JSC	266,500	482,582
(Cost $923,854)
TOTAL COMMON STOCKS
(Cost $30,408,899)		25,404,714
Total Investments
(Cost $30,408,899)	95.9%	$25,404,714
Unaffiliated Securities (Cost $30,408,899)		25,404,714
Other Assets in Excess of Liabilities	4.1%	1,075,945
NET ASSETS	100.0%	$26,480,659

#	American Depositary Receipts.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments October 31, 2022

COMMON STOCKS—95.2%	SHARES	VALUE
AGRICULTURAL & FARM MACHINERY—0.9%
Deere & Co.	1,527	$604,417
APPAREL ACCESSORIES & LUXURY GOODS—1.6%
Levi Strauss & Co., Cl. A	18,358	274,636
Lululemon Athletica, Inc.*	2,388	785,747
		1,060,383
APPLICATION SOFTWARE—7.9%
Adobe, Inc.*	5,429	1,729,137
Autodesk, Inc.*	3,176	680,617
Intuit, Inc.	1,846	789,165
Paycom Software, Inc.*	1,172	405,512
Salesforce, Inc.*	9,802	1,593,707
		5,198,138
AUTO PARTS & EQUIPMENT—0.8%
Aptiv PLC*	5,666	516,003
AUTOMOBILE MANUFACTURERS—1.8%
Tesla, Inc.*	5,019	1,142,023
BIOTECHNOLOGY—2.3%
AbbVie, Inc.	3,323	486,487
Vertex Pharmaceuticals, Inc.*	3,183	993,096
		1,479,583
BUILDING PRODUCTS—0.5%
Allegion PLC	3,268	342,388
DATA PROCESSING & OUTSOURCED SERVICES—5.8%
PayPal Holdings, Inc.*	6,788	567,341
Visa, Inc., Cl. A	15,505	3,212,016
		3,779,357
DISTRIBUTORS—0.4%
Pool Corp.	929	282,630
ELECTRIC UTILITIES—0.9%
NextEra Energy, Inc.	7,782	603,105
ELECTRICAL COMPONENTS & EQUIPMENT—1.1%
Eaton Corp., PLC	2,199	330,004
Rockwell Automation, Inc.	1,599	408,225
		738,229
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.7%
Trimble, Inc.*	7,334	441,213
ELECTRONIC MANUFACTURING SERVICES—1.7%
Flex Ltd.*	56,652	1,109,246
ENVIRONMENTAL & FACILITIES SERVICES—0.7%
Tetra Tech, Inc.	3,425	483,884
FINANCIAL EXCHANGES & DATA—1.8%
S&P Global, Inc.	3,601	1,156,821
FOOD DISTRIBUTORS—0.8%
Sysco Corp.	5,920	512,435
FOOTWEAR—1.2%
NIKE, Inc., Cl. B	8,142	754,601
HEALTHCARE DISTRIBUTORS—1.3%
McKesson Corp.	2,176	847,269

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—95.2% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—0.9%
Dexcom, Inc.*	2,700	$326,106
Edwards Lifesciences Corp.*	3,588	259,879
		585,985
HEALTHCARE SERVICES—1.9%
Cigna Corp.	3,875	1,251,858
HOME IMPROVEMENT RETAIL—2.8%
The Home Depot, Inc.	6,091	1,803,728
HOUSEHOLD PRODUCTS—1.4%
The Procter & Gamble Co.	6,776	912,524
INDUSTRIAL CONGLOMERATES—1.3%
Honeywell International, Inc.	4,177	852,192
INDUSTRIAL GASES—1.3%
Air Products & Chemicals, Inc.	3,376	845,350
INDUSTRIAL MACHINERY—0.8%
Xylem, Inc.	5,375	550,561
INTERACTIVE HOME ENTERTAINMENT—0.5%
Electronic Arts, Inc.	2,537	319,561
INTERACTIVE MEDIA & SERVICES—4.4%
Alphabet, Inc., Cl. A*	16,160	1,527,282
Alphabet, Inc., Cl. C*	13,940	1,319,560
		2,846,842
INTERNET & DIRECT MARKETING RETAIL—5.6%
Amazon.com, Inc.*	35,940	3,681,694
INVESTMENT BANKING & BROKERAGE—1.5%
Morgan Stanley	11,732	964,018
IT CONSULTING & OTHER SERVICES—1.0%
Accenture PLC, Cl. A	2,401	681,644
LEISURE FACILITIES—0.8%
Vail Resorts, Inc.	2,419	530,075
LIFE SCIENCES TOOLS & SERVICES—2.8%
Agilent Technologies, Inc.	4,610	637,794
Danaher Corp.	4,742	1,193,419
		1,831,213
MANAGED HEALTHCARE—1.6%
Humana, Inc.	1,867	1,041,935
METAL & GLASS CONTAINERS—0.6%
Ball Corp.	8,031	396,651
MOVIES & ENTERTAINMENT—1.5%
Live Nation Entertainment, Inc.*	8,120	646,433
The Walt Disney Co.*	3,132	333,683
		980,116
PHARMACEUTICALS—3.4%
Bristol-Myers Squibb Co.	8,904	689,793
Merck & Co., Inc.	8,311	841,073
Zoetis, Inc., Cl. A	4,472	674,288
		2,205,154
RAILROADS—0.8%
Union Pacific Corp.	2,735	539,178

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—95.2% (CONT.)	SHARES	VALUE
RESTAURANTS—1.0%
Starbucks Corp.	7,708	$667,436
SEMICONDUCTOR EQUIPMENT—2.9%
ASML Holding NV#	1,874	885,315
Lam Research Corp.	2,569	1,039,880
		1,925,195
SEMICONDUCTORS—3.8%
First Solar, Inc.*	2,848	414,583
Marvell Technology, Inc.	6,987	277,244
NVIDIA Corp.	10,689	1,442,694
Taiwan Semiconductor Manufacturing Co., Ltd.#	6,081	374,286
		2,508,807
SOFT DRINKS—1.7%
PepsiCo, Inc.	5,971	1,084,214
SYSTEMS SOFTWARE—11.1%
Microsoft Corp.	31,384	7,285,168
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.6%
Apple, Inc.	32,436	4,973,736
TOTAL COMMON STOCKS
(Cost $28,703,720)		62,316,560
REAL ESTATE INVESTMENT TRUST—3.0%	SHARES	VALUE
INDUSTRIAL—1.2%
Prologis, Inc.	7,288	807,146
SPECIALIZED—1.8%
Equinix, Inc.	1,513	857,024
SBA Communications Corp., Cl. A	1,119	302,018
		1,159,042
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $1,412,758)		1,966,188
Total Investments
(Cost $30,116,478)	98.2%	$64,282,748
Unaffiliated Securities (Cost $30,116,478)		64,282,748
Other Assets in Excess of Liabilities	1.8%	1,202,057
NET ASSETS	100.0%	$65,484,805

#	American Depositary Receipts.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2022

	Alger Spectra Fund	Alger Dynamic Opportunities Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$3,584,934,183	$384,821,539
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	12,651,042	1,564,668
Cash and cash equivalents	99,985,383	54,458,540
Collateral held for short sales	165,661,245	191,061,653
Collateral pledged for OTC swap contracts	—	6,873,252
Foreign cash †	—	45
Receivable for investment securities sold	39,813,396	36,210,403
Receivable for shares of beneficial interest sold	1,878,522	151,811
Dividends and interest receivable	1,413,686	66,481
Receivable from Investment Manager	17,136	—
Prepaid expenses	411,457	84,025
Total Assets	3,906,766,050	675,292,417

LIABILITIES:
Securities sold short, at value ‡	272,367,322	159,285,027
Variation margin for centrally cleared swap contracts	—	293
OTC swaps, at value	—	1,414,477
Payable for investment securities purchased	66,662,380	36,771,337
Payable for shares of beneficial interest redeemed	11,726,500	568,467
Due to broker	63,911,119	—
Due to investment adviser	—	586,652
Accrued investment advisory fees	2,471,919	484,119
Accrued distribution fees	440,913	23,106
Accrued shareholder administrative fees	36,137	4,430
Accrued administrative fees	81,295	11,094
Accrued transfer agent fees	474,388	23,833
Dividends on securities sold short payable	199,944	97,621
Accrued printing fees	188,073	27,510
Accrued fund accounting fees	85,829	20,423
Accrued professional fees	85,791	43,240
Accrued registration fees	68,000	3,000
Accrued custodian fees	28,425	8,216
Accrued trustee fees	17,310	1,854
Accrued other expenses	8,159	2,289
Total Liabilities	418,853,504	199,376,988
NET ASSETS	$3,487,912,546	$475,915,429

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2022 (Continued)

	Alger Spectra Fund		Alger Dynamic Opportunities Fund

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	3,114,474,175		534,393,506
Distributable earnings (Distributions in excess of earnings)	373,438,371		(58,478,077)
NET ASSETS	$3,487,912,546		$475,915,429
* Identified cost	$3,160,514,139	(a)	$393,976,662	(b)
** Identified cost	$25,029,054	(a)	$1,661,381	(b)
† Cost of foreign cash	$—		$(226)
‡ Proceeds received on short sales	$316,474,091		$217,487,026

NET ASSETS BY CLASS:
Class A	$957,091,935		$60,116,237
Class C	$243,462,392		$12,461,504
Class I	$156,048,315		$—
Class Y	$144,286,216		$—
Class Z	$1,987,023,688		$403,337,688

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	60,476,301		3,713,743
Class C	18,932,581		863,119
Class I	9,684,902		—
Class Y	8,548,965		—
Class Z	118,004,987		23,939,347

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$15.83		$16.19
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$16.70		$17.08
Class C — Net Asset Value Per Share Class C	$12.86		$14.44
Class I — Net Asset Value Per Share Class I	$16.11		$—
Class Y — Net Asset Value Per Share Class Y	$16.88		$—
Class Z — Net Asset Value Per Share Class Z	$16.84		$16.85

See Notes to Financial Statements.

(a) At October 31, 2022, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $3,002,736,726, amounted to $322,481,177 which consisted of aggregate gross unrealized appreciation of $590,929,445 and aggregate gross unrealized depreciation of $268,448,268.

(b) At October 31, 2022, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $212,071,749, amounted to $15,029,431 which consisted of aggregate gross unrealized appreciation of $90,057,374 and aggregate gross unrealized depreciation of $75,027,943.

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2022 (Continued)

	Alger Emerging Markets Fund		Alger Responsible Investing Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$25,404,714		$64,282,748
Cash and cash equivalents	724,764		909,847
Foreign cash †	271,036		—
Receivable for investment securities sold	439,131		1,737,915
Receivable for shares of beneficial interest sold	11,194		4,916
Foreign capital gain tax receivable	48,680		—
Dividends and interest receivable	7,055		40,064
Receivable from Investment Manager	7,378		2,092
Prepaid expenses	86,846		55,608
Total Assets	27,000,798		67,033,190

LIABILITIES:
Payable for investment securities purchased	372,335		1,076,926
Payable for shares of beneficial interest redeemed	45,210		345,390
Foreign capital gain tax payable	1,822		—
Accrued investment advisory fees	17,175		38,665
Accrued distribution fees	2,239		10,469
Accrued shareholder administrative fees	256		749
Accrued administrative fees	630		1,498
Accrued professional fees	46,840		37,995
Accrued fund accounting fees	10,090		10,478
Accrued custodian fees	6,096		1,553
Accrued printing fees	4,503		6,067
Accrued transfer agent fees	3,470		13,984
Accrued trustee fees	95		195
Accrued registration fees	—		83
Accrued other expenses	9,378		4,333
Total Liabilities	520,139		1,548,385
NET ASSETS	$26,480,659		$65,484,805

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	42,753,093		31,152,999
Distributable earnings (Distributions in excess of earnings)	(16,272,434)		34,331,806
NET ASSETS	$26,480,659		$65,484,805
* Identified cost	$30,408,899	(a)	$30,116,478	(b)
† Cost of foreign cash	$271,104		$—

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities October 31, 2022 (Continued)

	Alger Emerging Markets Fund	Alger Responsible Investing Fund

NET ASSETS BY CLASS:
Class A	$3,374,640	$35,237,459
Class C	$1,368,865	$2,708,536
Class I	$1,537,503	$4,538,010
Class Z	$20,199,651	$23,000,800

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	401,142	3,051,465
Class C	173,596	277,387
Class I	184,521	393,987
Class Z	2,370,603	1,931,522

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$8.41	$11.55
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$8.88	$12.19
Class C — Net Asset Value Per Share Class C	$7.89	$9.76
Class I — Net Asset Value Per Share Class I	$8.33	$11.52
Class Z — Net Asset Value Per Share Class Z	$8.52	$11.91

See Notes to Financial Statements.

(a) At October 31, 2022, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $30,431,616, amounted to $5,026,902 which consisted of aggregate gross unrealized appreciation of $1,504,633 and aggregate gross unrealized depreciation of $6,531,535.

(b) At October 31, 2022, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $30,190,261, amounted to $34,092,487 which consisted of aggregate gross unrealized appreciation of $34,722,169 and aggregate gross unrealized depreciation of $629,682.

THE ALGER FUNDS II

Statements of Operations for the year ended October 31, 2022

	Alger Spectra Fund	Alger Dynamic Opportunities Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$36,511,658	$2,858,707
Interest	132,265	537,713
Total Income	36,643,923	3,396,420

EXPENSES:
Investment advisory fees — Note 3(a)	42,104,206	7,843,980
Distribution fees — Note 3(c)
Class A	3,291,976	183,689
Class C	3,820,891	142,433
Class I	612,644	—
Shareholder administrative fees — Note 3(f)	661,294	71,068
Administration fees — Note 3(b)	1,514,885	179,758
Dividends on securities sold short	6,208,030	1,946,999
Borrowing fees on short sales	12,242,393	5,274,743
Transfer agent fees — Note 3(f)	1,625,375	117,534
Fund accounting fees	681,301	139,790
Printing fees	355,148	70,312
Trustee fees — Note 3(g)	207,222	24,740
Professional fees	196,892	50,388
Custodian fees	196,851	49,770
Registration fees	194,986	110,764
Interest expenses	27,804	56,847
Other expenses	266,423	41,110
Total Expenses	74,208,321	16,303,925
Less, expense reimbursements/waivers — Note 3(a)	(118,268)	(4,633,968)
Net Expenses	74,090,053	11,669,957
NET INVESTMENT LOSS	(37,446,130)	(8,273,537)

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Operations for the year ended October 31, 2022 (Continued)

	Alger Spectra Fund	Alger Dynamic Opportunities Fund

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS, SWAPS AND FOREIGN CURRENCY:
Net realized (loss) on unaffiliated investments and purchased options	(106,975,393)	(176,945,819)
Net realized gain (loss) on foreign currency transactions	(139,447)	11,799
Net realized gain on short sales	154,500,260	83,614,027
Net realized gain on swaps	—	6,296,602
Net change in unrealized (depreciation) on unaffiliated investments and purchased options	(3,188,216,986)	(166,884,746)
Net change in unrealized (depreciation) on affiliated investments	(6,835,581)	(844,262)
Net change in unrealized (depreciation) on foreign currency	(15,595)	(8,962)
Net change in unrealized appreciation on short sales	17,750,837	49,127,439
Net change in unrealized (depreciation) on swaps	—	(985,962)
Net realized and unrealized (loss) on investments, purchased options, swaps and foreign currency	(3,129,931,905)	(206,619,884)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,167,378,035)	$(214,893,421)
* Foreign withholding taxes	$294,516	$65,279

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Operations for the year ended October 31, 2022 (Continued)

	Alger Emerging Markets Fund		Alger Responsible Investing Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$481,371		$663,281
Interest	5,169		2,711
Total Income	486,540		665,992

EXPENSES:
Investment advisory fees — Note 3(a)	290,786		575,917
Distribution fees — Note 3(c)
Class A	12,543		105,648
Class C	21,272		36,982
Class I	5,433		13,803
Shareholder administrative fees — Note 3(f)	4,342		11,099
Administration fees — Note 3(b)	10,662		22,307
Registration fees	68,901		81,412
Fund accounting fees	63,161		63,767
Professional fees	46,321		37,653
Custodian fees	45,516		8,945
Transfer agent fees — Note 3(f)	13,582		49,669
Printing fees	10,775		9,135
Trustee fees — Note 3(g)	1,454		3,021
Interest expenses	247		220
Other expenses	13,807		7,169
Total Expenses	608,802		1,026,747
Less, expense reimbursements/waivers — Note 3(a)	(158,492)		(19,965)
Net Expenses	450,310		1,006,782
NET INVESTMENT INCOME (LOSS)	36,230		(340,790)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	(10,442,305	)**	510,406
Net realized gain on forward foreign currency contracts	53		—
Net realized (loss) on foreign currency transactions	(39,336)		—
Net change in unrealized (depreciation) on unaffiliated investments	(9,772,259	)***	(28,786,806)
Net change in unrealized (depreciation) on foreign currency	(1,494)		—
Net realized and unrealized (loss) on investments, forward foreign currency contracts and foreign currency	(20,255,341)		(28,276,400)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,219,111)		$(28,617,190)
* Foreign withholding taxes	$57,713		$6,123

See Notes to Financial Statements.

**	Includes capital gain tax of $147,385.
***	Includes net change in unrealized appreciation of foreign capital gains taxes of $174,597.

THE ALGER FUNDS II

Statements of Changes in Net Assets

	Alger Spectra Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021

Net investment loss	$(37,446,130)	$(68,539,836)
Net realized gain on investments, and foreign currency	47,385,420	2,254,820,007
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(3,177,317,325)	354,781,472
Net increase (decrease) in net assets resulting from operations	(3,167,378,035)	2,541,061,643

Dividends and distributions to shareholders:
Class A	(471,605,982)	(149,713,973)
Class C	(166,546,263)	(68,859,702)
Class I	(135,403,187)	(35,078,329)
Class Y	(57,225,985)	(11,306,560)
Class Z	(1,290,263,098)	(406,820,186)
Total dividends and distributions to shareholders	(2,121,044,515)	(671,778,750)

Increase (decrease) from shares of beneficial interest transactions:
Class A	175,096,409	13,596,270
Class C	(24,940,706)	(130,391,600)
Class I	55,874,506	(130,424,751)
Class Y	47,305,965	79,882,154
Class Z	(472,518,698)	152,870,232
Net decrease from shares of beneficial interest transactions — Note 6	(219,182,524)	(14,467,695)
Total increase (decrease)	(5,507,605,074)	1,854,815,198

Net Assets:
Beginning of period	8,995,517,620	7,140,702,422
END OF PERIOD	$3,487,912,546	$8,995,517,620

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Continued)

	Alger Dynamic Opportunities Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021

Net investment loss	$(8,273,537)	$(11,047,375)
Net realized gain (loss) on investments purchased options, swaps and foreign currency	(87,023,391)	52,141,513
Net change in unrealized appreciation (depreciation) on investments, purchased options, swaps and foreign currency	(119,596,493)	113,590,660
Net increase (decrease) in net assets resulting from operations	(214,893,421)	154,684,798

Dividends and distributions to shareholders:
Class A	(5,086,108)	(3,410,651)
Class C	(1,020,513)	(670,569)
Class Z	(40,837,532)	(19,608,559)
Total dividends and distributions to shareholders	(46,944,153)	(23,689,779)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(15,205,189)	27,495,067
Class C	(168,980)	4,923,080
Class Z	(220,941,812)	386,994,537
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(236,315,981)	419,412,684
Total increase (decrease)	(498,153,555)	550,407,703

Net Assets:
Beginning of period	974,068,984	423,661,281
END OF PERIOD	$475,915,429	$974,068,984

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Continued)

	Alger Emerging Markets Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021

Net investment income (loss)	$36,230	$(100,049)
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency	(10,481,588)	3,240,944
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(9,773,753)	862,399
Net increase (decrease) in net assets resulting from operations	(20,219,111)	4,003,294

Dividends and distributions to shareholders:
Class A	(134,010)	—
Class C	(60,086)	—
Class I	(42,908)	—
Class Z	(900,578)	—
Total dividends and distributions to shareholders	(1,137,582)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	(260,238)	2,358,575
Class C	(488,852)	(170,224)
Class I	759,640	(1,229,611)
Class Z	1,155,063	20,086,221
Net increase from shares of beneficial interest transactions — Note 6	1,165,613	21,044,961
Total increase (decrease)	(20,191,080)	25,048,255

Net Assets:
Beginning of period	46,671,739	21,623,484
END OF PERIOD	$26,480,659	$46,671,739

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Continued)

	Alger Responsible Investing Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021

Net investment loss	$(340,790)	$(400,315)
Net realized gain on investments	510,406	7,773,882
Net change in unrealized appreciation (depreciation) on investments	(28,786,806)	21,426,914
Net increase (decrease) in net assets resulting from operations	(28,617,190)	28,800,481

Dividends and distributions to shareholders:
Class A	(3,978,674)	(2,887,365)
Class C	(448,156)	(391,085)
Class I	(533,434)	(510,643)
Class Z	(2,792,226)	(1,797,133)
Total dividends and distributions to shareholders	(7,752,490)	(5,586,226)

Increase (decrease) from shares of beneficial interest transactions:
Class A	2,524,957	1,492,713
Class C	(654,482)	(1,517,797)
Class I	141,499	(3,173,490)
Class Z	120,910	5,368,059
Net increase from shares of beneficial interest transactions — Note 6	2,132,884	2,169,485
Total increase (decrease)	(34,236,796)	25,383,740

Net Assets:
Beginning of period	99,721,601	74,337,861
END OF PERIOD	$65,484,805	$99,721,601

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund	Class A
	Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019		Year ended 10/31/2018
Net asset value, beginning of period	$35.36		$28.24		$22.51		$21.94		$21.41
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.17)		(0.31)		(0.16)		(0.07)		(0.06)
Net realized and unrealized gain (loss) on investments	(10.93)		10.14		7.51		2.84		1.85
Total from investment operations	(11.10)		9.83		7.35		2.77		1.79
Distributions from net realized gains	(8.43)		(2.71)		(1.62)		(2.20)		(1.26)
Net asset value, end of period	$15.83		$35.36		$28.24		$22.51		$21.94
Total return(ii)	(39.87)%		36.80%		34.65%		14.82%		8.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$957,092		$1,985,099		$1,568,743		$1,222,285		$1,208,421
Ratio of gross expenses to average net assets	1.51	%(iii)	1.39	%(iv)	1.40	%(v)	1.31	%(vi)	1.27	%(vii)
Ratio of net expenses to average net assets	1.51%		1.39%		1.40%		1.31%		1.27%
Ratio of net investment loss to average net assets	(0.82)%		(0.98)%		(0.66)%		(0.35)%		(0.29)%
Portfolio turnover rate	216.84%		108.48%		71.81%		86.54%		74.19%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Includes 0.34% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(iv)	Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(v)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(vi)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(vii)	Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund	Class C
	Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019		Year ended 10/31/2018
Net asset value, beginning of period	$30.60		$24.94		$20.20		$20.06		$19.82
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.27)		(0.47)		(0.30)		(0.21)		(0.21)
Net realized and unrealized gain (loss) on investments	(9.04)		8.84		6.66		2.55		1.71
Total from investment operations	(9.31)		8.37		6.36		2.34		1.50
Distributions from net realized gains	(8.43)		(2.71)		(1.62)		(2.20)		(1.26)
Net asset value, end of period	$12.86		$30.60		$24.94		$20.20		$20.06
Total return(ii)	(40.30)%		35.79%		33.60%		13.97%		7.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$243,462		$656,004		$651,194		$681,792		$727,681
Ratio of gross expenses to average net assets	2.27	%(iii)	2.16	%(iv)	2.15	%(v)	2.07	%(vi)	2.01	%(vii)
Ratio of net expenses to average net assets	2.27%		2.16%		2.15%		2.07%		2.01%
Ratio of net investment loss to average net assets	(1.59)%		(1.73)%		(1.39)%		(1.10)%		(1.04)%
Portfolio turnover rate	216.84%		108.48%		71.81%		86.54%		74.19%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Includes 0.34% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(iv)	Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(v)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(vi)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(vii)	Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund	Class I
	Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019		Year ended 10/31/2018
Net asset value, beginning of period	$35.83		$28.59		$22.77		$22.16		$21.61
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.17)		(0.30)		(0.15)		(0.07)		(0.06)
Net realized and unrealized gain (loss) on investments	(11.12)		10.25		7.59		2.88		1.87
Total from investment operations	(11.29)		9.95		7.44		2.81		1.81
Distributions from net realized gains	(8.43)		(2.71)		(1.62)		(2.20)		(1.26)
Net asset value, end of period	$16.11		$35.83		$28.59		$22.77		$22.16
Total return(ii)	(39.84)%		36.82%		34.61%		14.85%		8.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$156,048		$378,367		$422,807		$656,990		$776,443
Ratio of gross expenses to average net assets	1.49	%(iii)	1.40	%(iv)	1.39	%(v)	1.30	%(vi)	1.25	%(vii)
Ratio of net expenses to average net assets	1.49%		1.40%		1.39%		1.30%		1.25%
Ratio of net investment loss to average net assets	(0.83)%		(0.96)%		(0.61)%		(0.33)%		(0.28)%
Portfolio turnover rate	216.84%		108.48%		71.81%		86.54%		74.19%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Includes 0.33% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(iv)	Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(v)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(vi)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(vii)	Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund	Class Y
	Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		From 12/3/2018 (commencement of operations) to 10/31/2019(i)
Net asset value, beginning of period	$36.99		$29.36		$23.26		$23.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)		(0.23)		(0.11)		(0.03)
Net realized and unrealized gain (loss) on investments	(11.59)		10.57		7.83		2.20
Total from investment operations	(11.68)		10.34		7.72		2.17
Distributions from net realized gains	(8.43)		(2.71)		(1.62)		(2.20)
Net asset value, end of period	$16.88		$36.99		$29.36		$23.26
Total return(iii)	(39.60)%		37.21%		35.11%		11.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$144,286		$252,167		$121,397		$43,750
Ratio of gross expenses to average net assets	1.20	%(iv)	1.09	%(v)	1.09	%(vi)	1.03	%(vii)
Ratio of expense reimbursements to average net assets	(0.07)%		—		(0.04)%		(0.09)%
Ratio of net expenses to average net assets	1.13%		1.09%		1.05%		0.94%
Ratio of net investment loss to average net assets	(0.43)%		(0.70)%		(0.40)%		(0.14)%
Portfolio turnover rate	216.84%		108.48%		71.81%		86.54%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Includes 0.34% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(v)	Includes 0.31% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(vi)	Includes 0.26% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(vii)	Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund	Class Z
	Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019		Year ended 10/31/2018
Net asset value, beginning of period	$36.95		$29.32		$23.24		$22.51		$21.87
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.12)		(0.22)		(0.09)		(0.01)		—	(ii)
Net realized and unrealized gain (loss) on investments	(11.56)		10.56		7.79		2.94		1.90
Total from investment operations	(11.68)		10.34		7.70		2.93		1.90
Distributions from net realized gains	(8.43)		(2.71)		(1.62)		(2.20)		(1.26)
Net asset value, end of period	$16.84		$36.95		$29.32		$23.24		$22.51
Total return(iii)	(39.65)%		37.22%		35.10%		15.18%		9.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,987,024		$5,723,880		$4,376,561		$3,482,596		$3,241,767
Ratio of gross expenses to average net assets	1.19	%(iv)	1.09	%(v)	1.09	%(vi)	0.99	%(vii)	0.94	%(viii)
Ratio of net expenses to average net assets	1.19%		1.09%		1.09%		0.99%		0.94%
Ratio of net investment income (loss) to average net assets	(0.53)%		(0.67)%		(0.35)%		(0.03)%		0.02%
Portfolio turnover rate	216.84%		108.48%		71.81%		86.54%		74.19%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than $0.005 per share.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Includes 0.34% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(v)	Includes 0.31% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(vi)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(vii)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(viii)	Includes 0.08% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Dynamic Opportunities Fund	Class A
	Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019		Year ended 10/31/2018
Net asset value, beginning of period	$22.29		$18.32		$13.91		$13.73		$14.10
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.25)		(0.36)		(0.22)		(0.16)		(0.28)
Net realized and unrealized gain (loss) on investments	(4.77)		5.28		5.15		0.58		0.80
Total from investment operations	(5.02)		4.92		4.93		0.42		0.52
Distributions from net realized gains	(1.08)		(0.95)		(0.52)		(0.24)		(0.89)
Net asset value, end of period	$16.19		$22.29		$18.32		$13.91		$13.73
Total return(ii)	(23.17)%		27.82%		36.67%		3.26%		3.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$60,116		$103,684		$60,793		$32,011		$29,620
Ratio of gross expenses to average net assets	2.77	%(iii)	2.52	%(iv)	2.81	%(v)	2.49	%(vi)	2.63	%(vii)
Ratio of expense reimbursements to average net assets	(0.77)%		(0.52)%		(0.80)%		(0.32)%		—
Ratio of net expenses to average net assets	2.00%		2.00%		2.01%		2.17%		2.63%
Ratio of net investment loss to average net assets	(1.45)%		(1.77)%		(1.41)%		(1.12)%		(2.02)%
Portfolio turnover rate	334.12%		161.76%		249.71%		264.04%		181.92%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Includes 1.09% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(iv)	Includes 0.89% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(v)	Includes 1.09% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(vi)	Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(vii)	Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Dynamic Opportunities Fund	Class C
	Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019		Year ended 10/31/2018
Net asset value, beginning of period	$20.15		$16.77		$12.87		$12.81		$13.32
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.34)		(0.47)		(0.30)		(0.25)		(0.36)
Net realized and unrealized gain (loss) on investments	(4.29)		4.80		4.72		0.55		0.74
Total from investment operations	(4.63)		4.33		4.42		0.30		0.38
Distributions from net realized gains	(1.08)		(0.95)		(0.52)		(0.24)		(0.89)
Net asset value, end of period	$14.44		$20.15		$16.77		$12.87		$12.81
Total return(ii)	(23.73)%		26.83%		35.64%		2.55%		3.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,462		$17,998		$10,472		$7,071		$6,790
Ratio of gross expenses to average net assets	3.53	%(iii)	3.27	%(iv)	3.55	%(v)	3.25	%(vi)	3.41	%(vii)
Ratio of expense reimbursements to average net assets	(0.78)%		(0.52)%		(0.80)%		(0.32)%		—
Ratio of net expenses to average net assets	2.75%		2.75%		2.75%		2.93%		3.41%
Ratio of net investment loss to average net assets	(2.20)%		(2.52)%		(2.07)%		(1.88)%		(2.79)%
Portfolio turnover rate	334.12%		161.76%		249.71%		264.04%		181.92%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Includes 1.09% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(iv)	Includes 0.89% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(v)	Includes 1.07% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(vi)	Includes 0.60% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(vii)	Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period

Alger Dynamic Opportunities Fund	Class Z
	Year ended 10/31/2022		Year ended 10/31/2021		Year ended 10/31/2020		Year ended 10/31/2019		Year ended 10/31/2018
Net asset value, beginning of period	$23.09		$18.91		$14.30		$14.07		$14.39
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.22)		(0.33)		(0.22)		(0.12)		(0.25)
Net realized and unrealized gain (loss) on investments	(4.94)		5.46		5.35		0.59		0.82
Total from investment operations	(5.16)		5.13		5.13		0.47		0.57
Distributions from net realized gains	(1.08)		(0.95)		(0.52)		(0.24)		(0.89)
Net asset value, end of period	$16.85		$23.09		$18.91		$14.30		$14.07
Total return(ii)	(22.97)%		28.07%		37.08%		3.54%		4.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$403,338		$852,387		$352,396		$85,184		$69,002
Ratio of gross expenses to average net assets	2.45	%(iii)	2.20	%(iv)	2.47	%(v)	2.15	%(vi)	2.33	%(vii)
Ratio of expense reimbursements to average net assets	(0.70)%		(0.45)%		(0.70)%		(0.29)%		—
Ratio of net expenses to average net assets	1.75%		1.75%		1.77%		1.86%		2.33%
Ratio of net investment loss to average net assets	(1.22)%		(1.52)%		(1.30)%		(0.82)%		(1.72)%
Portfolio turnover rate	334.12%		161.76%		249.71%		264.04%		181.92%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Includes 1.11% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(iv)	Includes 0.88% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(v)	Includes 1.09% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(vi)	Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/19.
(vii)	Includes 0.81% related to dividend expense on short positions and interest expense for the period ended 10/31/18.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund	Class A
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$14.13	$11.71	$9.80	$8.77	$11.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.03)	(0.09)	(0.06)	0.03	–(ii)
Net realized and unrealized gain (loss) on investments	(5.42)	2.51	2.45	1.18	(2.12)
Total from investment operations	(5.45)	2.42	2.39	1.21	(2.12)
Dividends from net investment income	— (ii)	—	(0.48)	(0.18)	(0.40)
Distributions from net realized gains	(0.27)	—	—	—	—
Net asset value, end of period	$8.41	$14.13	$11.71	$9.80	$8.77
Total return(iii)	(39.27)%	20.67%	25.15%	14.13%	(19.46)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,375	$6,331	$3,320	$3,942	$4,397
Ratio of gross expenses to average net assets	1.80%	1.65%	2.25%	2.22%	1.77%
Ratio of expense reimbursements to average net assets	(0.25)%	(0.10)%	(0.72)%	(0.69)%	(0.21)%
Ratio of net expenses to average net assets	1.55%	1.55%	1.53%	1.53%	1.56%
Ratio of net investment income (loss) to average net assets	(0.30)%	(0.60)%	(0.61)%	0.35%	(0.01)%
Portfolio turnover rate	112.35%	83.30%	184.74%	80.33%	105.23%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than $0.005 per share.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund	Class C
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$13.36	$11.16	$9.35	$8.36	$10.80
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.11)	(0.18)	(0.13)	(0.03)	(0.08)
Net realized and unrealized gain (loss) on investments	(5.09)	2.38	2.33	1.13	(2.02)
Total from investment operations	(5.20)	2.20	2.20	1.10	(2.10)
Dividends from net investment income	—	—	(0.39)	(0.11)	(0.34)
Distributions from net realized gains	(0.27)	—	—	—	—
Net asset value, end of period	$7.89	$13.36	$11.16	$9.35	$8.36
Total return(ii)	(39.68)%	19.71%	24.19%	13.34%	(20.11)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,369	$3,016	$2,658	$2,782	$2,973
Ratio of gross expenses to average net assets	2.57%	2.45%	3.02%	2.98%	2.54%
Ratio of expense reimbursements to average net assets	(0.27)%	(0.15)%	(0.72)%	(0.70)%	(0.23)%
Ratio of net expenses to average net assets	2.30%	2.30%	2.30%	2.28%	2.31%
Ratio of net investment loss to average net assets	(1.05)%	(1.35)%	(1.36)%	(0.35)%	(0.75)%
Portfolio turnover rate	112.35%	83.30%	184.74%	80.33%	105.23%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund	Class I
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$14.00	$11.59	$9.73	$8.72	$11.22
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.02)	(0.07)	(0.05)	0.02	0.01
Net realized and unrealized gain (loss) on investments	(5.37)	2.48	2.42	1.19	(2.11)
Total from investment operations	(5.39)	2.41	2.37	1.21	(2.10)
Dividends from net investment income	(0.01)	—	(0.51)	(0.20)	(0.40)
Distributions from net realized gains	(0.27)	—	—	—	—
Net asset value, end of period	$8.33	$14.00	$11.59	$9.73	$8.72
Total return(ii)	(39.22)%	20.79%	25.19%	14.22%	(19.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,538	$1,968	$2,617	$2,636	$14,516
Ratio of gross expenses to average net assets	1.77%	1.66%	2.14%	2.07%	1.71%
Ratio of expense reimbursements to average net assets	(0.32)%	(0.22)%	(0.69)%	(0.65)%	(0.24)%
Ratio of net expenses to average net assets	1.45%	1.44%	1.45%	1.42%	1.47%
Ratio of net investment income (loss) to average net assets	(0.14)%	(0.53)%	(0.52)%	0.17%	0.06%
Portfolio turnover rate	112.35%	83.30%	184.74%	80.33%	105.23%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund	Class Z
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$14.29	$11.78	$9.87	$8.85	$11.36
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.03	(0.01)	(0.01)	0.09	0.04
Net realized and unrealized gain (loss) on investments	(5.47)	2.52	2.46	1.18	(2.12)
Total from investment operations	(5.44)	2.51	2.45	1.27	(2.08)
Dividends from net investment income	(0.06)	—	(0.54)	(0.25)	(0.43)
Distributions from net realized gains	(0.27)	—	—	—	—
Net asset value, end of period	$8.52	$14.29	$11.78	$9.87	$8.85
Total return(ii)	(38.93)%	21.31%	25.76%	14.83%	(19.07)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$20,200	$35,357	$13,028	$14,090	$19,236
Ratio of gross expenses to average net assets	1.44%	1.34%	1.89%	1.85%	1.43%
Ratio of expense reimbursements to average net assets	(0.45)%	(0.35)%	(0.90)%	(0.90)%	(0.39)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.95%	1.04%
Ratio of net investment income (loss) to average net assets	0.26%	(0.05)%	(0.06)%	0.95%	0.39%
Portfolio turnover rate	112.35%	83.30%	184.74%	80.33%	105.23%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Responsible Investing Fund			Class A
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$17.71	$13.60	$11.38	$10.60	$11.32
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.07)	(0.08)	(0.05)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	(4.71)	5.23	3.13	1.43	0.84
Total from investment operations	(4.78)	5.15	3.08	1.42	0.82
Distributions from net realized gains	(1.38)	(1.04)	(0.86)	(0.64)	(1.54)
Net asset value, end of period	$11.55	$17.71	$13.60	$11.38	$10.60
Total return(ii)	(29.27)%	39.80%	28.64%	14.81%	8.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$35,237	$51,634	$38,192	$29,932	$29,662
Ratio of gross expenses to average net assets	1.36%	1.27%	1.36%	1.40%	1.41%
Ratio of expense reimbursements to average net assets	—	—	(0.02)%	(0.05)%	(0.06)%
Ratio of net expenses to average net assets	1.36%	1.27%	1.34%	1.35%	1.35%
Ratio of net investment loss to average net assets	(0.53)%	(0.52)%	(0.43)%	(0.12)%	(0.16)%
Portfolio turnover rate	14.55%	11.07%	11.73%	14.64%	20.20%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Responsible Investing Fund			Class C
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$15.30	$11.95	$10.18	$9.62	$10.49
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.15)	(0.17)	(0.13)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	(4.01)	4.56	2.76	1.29	0.76
Total from investment operations	(4.16)	4.39	2.63	1.20	0.67
Distributions from net realized gains	(1.38)	(1.04)	(0.86)	(0.64)	(1.54)
Net asset value, end of period	$9.76	$15.30	$11.95	$10.18	$9.62
Total return(ii)	(29.87)%	38.87%	27.53%	13.97%	7.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,709	$5,150	$5,368	$5,369	$6,124
Ratio of gross expenses to average net assets	2.09%	2.03%	2.11%	2.16%	2.14%
Ratio of net expenses to average net assets	2.09%	2.03%	2.11%	2.16%	2.14%
Ratio of net investment loss to average net assets	(1.27)%	(1.27)%	(1.19)%	(0.92)%	(0.95)%
Portfolio turnover rate	14.55%	11.07%	11.73%	14.64%	20.20%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Responsible Investing Fund			Class I
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$17.67	$13.57	$11.36	$10.58	$11.31
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.07)	(0.08)	(0.05)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	(4.70)	5.22	3.12	1.43	0.83
Total from investment operations	(4.77)	5.14	3.07	1.42	0.81
Distributions from net realized gains	(1.38)	(1.04)	(0.86)	(0.64)	(1.54)
Net asset value, end of period	$11.52	$17.67	$13.57	$11.36	$10.58
Total return(ii)	(29.28)%	39.82%	28.60%	14.83%	7.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,538	$6,884	$8,131	$10,213	$12,258
Ratio of gross expenses to average net assets	1.35%	1.28%	1.35%	1.39%	1.37%
Ratio of expense reimbursements to average net assets	—	—	—	(0.02)%	(0.02)%
Ratio of net expenses to average net assets	1.35%	1.28%	1.35%	1.37%	1.35%
Ratio of net investment loss to average net assets	(0.53)%	(0.52)%	(0.42)%	(0.12)%	(0.17)%
Portfolio turnover rate	14.55%	11.07%	11.73%	14.64%	20.20%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Responsible Investing Fund			Class Z
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$18.16	$13.87	$11.55	$10.70	$11.37
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.02)	(0.03)	(0.01)	0.03	0.03
Net realized and unrealized gain (loss) on investments	(4.85)	5.36	3.19	1.46	0.84
Total from investment operations	(4.87)	5.33	3.18	1.49	0.87
Distributions from net realized gains	(1.38)	(1.04)	(0.86)	(0.64)	(1.54)
Net asset value, end of period	$11.91	$18.16	$13.87	$11.55	$10.70
Total return(ii)	(29.02)%	40.35%	29.11%	15.34%	8.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$23,001	$36,053	$22,646	$15,755	$13,262
Ratio of gross expenses to average net assets	1.02%	0.96%	1.04%	1.12%	1.13%
Ratio of expense reimbursements to average net assets	(0.07)%	(0.02)%	(0.09)%	(0.18)%	(0.23)%
Ratio of net expenses to average net assets	0.95%	0.94%	0.95%	0.94%	0.90%
Ratio of net investment income (loss) to average net assets	(0.13)%	(0.20)%	(0.05)%	0.29%	0.27%
Portfolio turnover rate	14.55%	11.07%	11.73%	14.64%	20.20%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Funds II (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 – Financial Services – Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in four series – Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A, C, I, Y and Z. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the eighth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms. Class I shares, Class Z shares and Class Y shares are sold to institutional investors without an initial or deferred sales charge and Class Z shares and Class Y shares are generally subject to a minimum initial investment of $500,000. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (the “Board”). Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

The Board has designated, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds’ investment adviser, Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) as the valuation designee (the “Valuation Designee”) to make fair value determinations subject to the Board’s review and oversight. The Valuation Designee has established a Valuation Committee (“Committee”) comprised of representatives of the Funds’ Investment Manager and officers of the Funds to assist in performing the duties and responsibilities of the Valuation Designee.

The Valuation Designee has established valuation processes including but not limited to: making fair value determinations when market quotations for a financial instrument are not readily available in accordance with valuation policies and procedures adopted by the Board; assessing and managing material risks associated with fair valuation determinations; selecting, applying and testing fair valuation methodologies; and overseeing and evaluating pricing services used by the Funds. The Valuation Designee reports its fair valuation determinations and related valuation information to the Board. The Committee meets on an as-needed basis and generally meets quarterly to review and evaluate the effectiveness of the valuation policies and procedures in accordance with the requirements of Rule 2a-5.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Investments in money market funds and short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Swap contracts are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared Swaps”). Centrally Cleared Swaps are valued at the last reported sale on the clearing exchange.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Valuation Designee, with assistance from the Committee, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

●	Level 1 – quoted prices in active markets for identical investments

●	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Funds may significantly differ from the valuations that would have been assigned by the Funds had there been an active market for such securities.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e) Forward Foreign Exchange Contracts: Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

(f) Short Sales: Securities sold short represent an obligation to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Net dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. Net dividends received on securities sold short are disclosed as income on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, each Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(g) Swaps: Each Fund may engage in swap transactions, including currency swaps, index swaps and interest rate swaps. A Fund may enter into swaps for both hedging purposes and to seek to increase total return. A Fund also may enter into options on swap agreements, sometimes called “swaptions.”

(h) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Certain Funds may also purchase put and call options. Such Funds pay a premium which is included in each Fund’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire unexercised are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(i) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each share class is treated separately in determining the amount of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(j) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds’ tax returns remains open for the tax years 2018-2021. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

(k) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(l) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with the Investment Manager, are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2022, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Spectra Fund(a)	0.90%	0.75%	0.65%	0.55%	0.45%	0.76%
Alger Dynamic Opportunities Fund(b)	1.20	1.00	—	—	—	1.20
Alger Emerging Markets Fund(c)	0.75	—	—	—	—	0.75
Alger Responsible Investing Fund(b)	0.71	0.65	—	—	—	0.71

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $4 billion, Tier 3 rate is paid on assets between $4 billion and $6 billion, Tier 4 rate is paid on assets between $6 billion and $8 billion, and Tier 5 rate is paid on assets in excess of $8 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(c) Tier 1 rate is paid on all assets.

The sub-adviser to the Alger Dynamic Opportunities Fund, Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Adviser”), an affiliate of Alger Management, is paid a fee out of the advisory fee that Alger Management receives at no additional cost to the Alger Dynamic Opportunities Fund. The sub-advisory fee is equal to 70% of the net management fee paid by the Alger Dynamic Opportunities Fund to Alger Management with respect to the sub-advised assets. For the year ended October 31, 2022, Alger Management paid a sub-advisory fee of $1,507,585 to Weatherbie.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Management has contractually agreed to waive fees or to reimburse Fund expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage and extraordinary expenses and, for all Funds other than Alger Dynamic Opportunities Fund, dividend expense on short sales and borrowing costs, if applicable) through February 29, 2024 to the extent necessary to limit the amount by which the total annual fund operating expenses exceed the rates, based on average daily net assets, as listed in the table below:

	CLASS					FEES WAIVED / REIMBURSED FOR YEAR ENDED
	A	C	I	Y	Z	OCTOBER 31, 2022
Alger Spectra Fund	—	—	—	0.79%	0.99%	$118,268
Alger Dynamic Opportunities Fund	2.00%	2.75%	—	—	1.75	4,633,968
Alger Emerging Markets Fund	1.55	2.30	1.45%	—	0.99	158,492
Alger Responsible Investing Fund	—	—	—	—	0.95	19,965

Alger Management may recoup any fees waived or expenses reimbursed pursuant to the contract; however, a Fund will only make repayments to the Investment Manager if such repayment does not cause a Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) a Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed. For the year ended October 31, 2022, the recoupment made by the Alger Dynamic Opportunities Fund to the Investment Manager was $586,652.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Distribution Fees: The Trust has adopted distribution plans for Class A, Class C and Class I shares of the Funds pursuant to which Class A, Class C and Class I shares of each Fund pay Fred Alger & Company, LLC, the Funds’ distributor and an affiliate of the Investment Manager (the “Distributor” or “Alger LLC”), a fee at the annual rate listed below, as a percentage of the respective average daily net assets of the share class of the designated Fund, to compensate Alger LLC for its activities and expenses incurred in distributing and/ or administering the share class and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

SHARE CLASS	FEE RATE
A	0.25%
C	1.00
I	0.25

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

(d) Sales Charges: Sales of shares of the Funds may be subject to contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2022, contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

CONTINGENT DEFERRED SALES CHARGES
Alger Spectra Fund	$17,109
Alger Dynamic Opportunities Fund	3,647
Alger Responsible Investing Fund	327

(e) Brokerage Commissions: During the year ended October 31, 2022, Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund paid Alger LLC, $2,100,702, $370,515, $269 and $3,674, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees: The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for liaising with, and providing administrative oversight of, the Trust’s transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets for the Class I, Class Y and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the year ended October 31, 2022, Alger Management charged back to Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund, $978,393, $50,538, $6,751 and $30,618, respectively, for these services, which are included in transfer agent fees in the accompanying Statements of Operations.

(g) Trustee Fees: Each trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (“Independent Trustee”), receives a fee of $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds, The Alger Portfolios, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

Effective January 1, 2022, the Board adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of one or more of the funds in the Alger Fund Complex.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Prior to January 1, 2022, each Independent Trustee received a fee of $142,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board received additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie. For the year ended October 31, 2022 these purchases and sales were as follows:

	PURCHASES	SALES	REALIZED GAIN
Alger Dynamic Opportunities Fund	$83,048	$—	$—

(i) Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If a Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds. There were no interfund loans outstanding as of October 31, 2022.

During the year ended October 31, 2022, Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund incurred interfund loan interest expenses of $7,464, $5,367, $102 and $129, respectively, and Alger Spectra Fund and Alger Dynamic Opportunities Fund earned interfund loan interest income of $5,709 and $21,044, respectively, which are included as interest expenses and interest income in the accompanying Statements of Operations.

(j) Other Transactions with Affiliates: Certain officers and one Trustee of the Trust are directors and/or officers of Alger Management, the Distributor, or their affiliates. At October 31, 2022, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	C	I	Y	Z
Alger Spectra Fund	1,808,788	—	18,848	—	20,823
Alger Dynamic Opportunities Fund	108	—	—	—	2,143,119
Alger Emerging Markets Fund	—	—	—	—	47,067
Alger Responsible Investing Fund	—	—	—	—	231,211

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by each Fund, other than U.S. Government securities, short-term securities, purchased options, swaps, forward foreign currency contracts and short sales, for the year ended October 31, 2022:

	PURCHASES	SALES
Alger Spectra Fund	$13,254,837,989	$16,197,625,498
Alger Dynamic Opportunities Fund	1,912,107,276	2,125,685,188
Alger Emerging Markets Fund	42,090,626	42,500,517
Alger Responsible Investing Fund	11,718,209	17,361,836

NOTE 5 — Borrowing:

The Funds may borrow from Brown Brothers Harriman & Co., the Funds’ custodian (the “Custodian”), on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed, taking into consideration relevant overnight and short-term reference rates and the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. Borrowings from the Custodian are included in Bank overdrafts in the Statements of Assets and Liabilities. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the year ended October 31, 2022, the Funds had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Spectra Fund	$1,515,780	2.19%
Alger Dynamic Opportunities Fund	1,939,971	2.93
Alger Emerging Markets Fund	12,883	1.92
Alger Responsible Investing Fund	9,640	2.28

The highest amount borrowed from the Custodian and other funds in the Alger Fund Complex during the year ended October 31, 2022 by each Fund was as follows:

HIGHEST BORROWING
Alger Spectra Fund	$111,302,795
Alger Dynamic Opportunities Fund	26,078,901
Alger Emerging Markets Fund	976,305
Alger Responsible Investing Fund	1,048,000

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. During the year ended October 31, 2021, and the year ended October 31, 2022, transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2022		FOR THE YEAR ENDED OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	8,935,481	$207,294,795	7,700,343	$237,751,000
Shares converted from Class C	329,685	7,095,904	607,731	18,905,165
Dividends reinvested	16,030,882	393,077,226	4,255,947	124,060,855
Shares redeemed	(20,964,386)	(432,371,516)	(11,960,300)	(367,120,750)
Net increase	4,331,662	$175,096,409	603,721	$13,596,270
Class C:
Shares sold	1,239,496	$21,700,858	1,258,944	$33,669,143
Shares converted to Class A	(399,997)	(7,095,904)	(698,641)	(18,905,165)
Dividends reinvested	7,877,758	158,027,827	2,526,887	64,157,661
Shares redeemed	(11,224,607)	(197,573,487)	(7,757,295)	(209,313,239)
Net decrease	(2,507,350)	$(24,940,706)	(4,670,105)	$(130,391,600)
Class I:
Shares sold	6,913,785	$220,734,553	1,641,178	$51,043,309
Dividends reinvested	5,281,257	131,820,186	1,126,398	33,273,802
Shares redeemed	(13,070,346)	(296,680,233)	(6,995,222)	(214,741,862)
Net increase (decrease)	(875,304)	$55,874,506	(4,227,646)	$(130,424,751)
Class Y:
Shares sold	1,307,548	$27,292,813	3,070,135	$93,265,394
Dividends reinvested	2,187,308	57,001,233	371,377	11,293,579
Shares redeemed	(1,762,674)	(36,988,081)	(760,143)	(24,676,819)
Net increase	1,732,182	$47,305,965	2,681,369	$79,882,154
Class Z:
Shares sold	25,350,752	$571,397,204	26,539,344	$845,279,756
Dividends reinvested	44,283,179	1,152,248,325	11,824,154	359,217,814
Shares redeemed	(106,545,965)	(2,196,164,227)	(32,695,611)	(1,051,627,338)
Net increase (decrease)	(36,912,034)	$(472,518,698)	5,667,887	$152,870,232

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2022		FOR THE YEAR ENDED OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Dynamic Opportunities Fund
Class A:
Shares sold	951,808	$17,503,809	3,305,242	$67,888,013
Shares converted from Class C	1,411	23,371	2,592	52,701
Dividends reinvested	268,301	5,003,812	178,145	3,354,483
Shares redeemed	(2,159,765)	(37,736,181)	(2,151,855)	(43,800,130)
Net increase (decrease)	(938,245)	$(15,205,189)	1,334,124	$27,495,067
Class C:
Shares sold	225,580	$3,707,548	423,631	$7,857,459
Shares converted to Class A	(1,578)	(23,371)	(2,851)	(52,701)
Dividends reinvested	60,830	1,018,896	39,061	669,499
Shares redeemed	(314,797)	(4,872,053)	(191,195)	(3,551,177)
Net increase (decrease)	(29,965)	$(168,980)	268,646	$4,923,080
Class Z:
Shares sold	10,212,905	$195,576,443	23,899,862	$507,438,516
Dividends reinvested	2,060,832	39,918,317	970,640	18,898,368
Shares redeemed	(25,245,663)	(456,436,572)	(6,597,415)	(139,342,347)
Net increase (decrease)	(12,971,926)	$(220,941,812)	18,273,087	$386,994,537

Alger Emerging Markets Fund
Class A:
Shares sold	137,961	$1,746,184	242,387	$3,485,202
Dividends reinvested	9,895	130,721	—	—
Shares redeemed	(194,674)	(2,137,143)	(77,861)	(1,126,627)
Net increase (decrease)	(46,818)	$(260,238)	164,526	$2,358,575
Class C:
Shares sold	8,522	$101,552	23,261	$320,530
Dividends reinvested	4,772	59,457	—	—
Shares redeemed	(65,407)	(649,861)	(35,812)	(490,754)
Net decrease	(52,113)	$(488,852)	(12,551)	$(170,224)
Class I:
Shares sold	246,058	$2,914,984	69,673	$993,269
Dividends reinvested	2,961	38,696	—	—
Shares redeemed	(205,092)	(2,194,040)	(154,840)	(2,222,880)
Net increase (decrease)	43,927	$759,640	(85,167)	$(1,229,611)
Class Z:
Shares sold	1,419,212	$17,528,765	1,784,420	$26,131,363
Dividends reinvested	66,936	891,582	—	—
Shares redeemed	(1,589,750)	(17,265,284)	(415,867)	(6,045,142)
Net increase (decrease)	(103,602)	$1,155,063	1,368,553	$20,086,221

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2022		OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Responsible Investing Fund
Class A:
Shares sold	274,277	$3,991,046	545,740	$8,378,057
Shares converted from Class C	14,789	221,025	1,090	16,200
Dividends reinvested	226,759	3,712,040	187,966	2,657,847
Shares redeemed	(379,091)	(5,399,154)	(629,260)	(9,559,391)
Net increase	136,734	$2,524,957	105,536	$1,492,713
Class C:
Shares sold	19,331	$212,111	34,210	$458,326
Shares converted to Class A	(17,360)	(221,025)	(1,256)	(16,200)
Dividends reinvested	31,719	441,843	31,136	382,658
Shares redeemed	(93,031)	(1,087,411)	(176,611)	(2,342,581)
Net decrease	(59,341)	$(654,482)	(112,521)	$(1,517,797)
Class I:
Shares sold	8,656	$118,404	13,905	$213,947
Dividends reinvested	32,174	525,409	35,640	502,521
Shares redeemed	(36,399)	(502,314)	(259,345)	(3,889,958)
Net increase (decrease)	4,431	$141,499	(209,800)	$(3,173,490)
Class Z:
Shares sold	455,242	$6,874,750	543,990	$8,449,590
Dividends reinvested	144,806	2,435,629	106,784	1,543,037
Shares redeemed	(654,352)	(9,189,469)	(297,983)	(4,624,568)
Net increase (decrease)	(54,304)	$120,910	352,791	$5,368,059

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2022 and the year ended October 31, 2021 was as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2022	FOR THE YEAR ENDED OCTOBER 31, 2021
Alger Spectra Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	2,121,044,515	671,778,750
Total distributions paid	$2,121,044,515	$671,778,750

Alger Dynamic Opportunities Fund
Distributions paid from:
Ordinary Income	$283,452	$9,925,509
Long-term capital gain	46,660,701	13,764,270
Total distributions paid	$46,944,153	$23,689,779

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2022	FOR THE YEAR ENDED OCTOBER 31, 2021
Alger Emerging Markets Fund
Distributions paid from:
Ordinary Income	$157,447	$—
Long-term capital gain	980,135	—
Total distributions paid	$1,137,582	$—

Alger Responsible Investing Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	7,752,490	5,586,226
Total distributions paid	$7,752,490	$5,586,226

As of October 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

Alger Spectra Fund
Undistributed ordinary income	$—
Undistributed long-term gains	76,375,305
Net accumulated earnings	76,375,305
Capital loss carryforwards	—
Late year ordinary income losses	(25,297,124)
Net unrealized appreciation	322,360,190
Total accumulated earnings	$373,438,371

Alger Dynamic Opportunities Fund
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(69,126,422)
Late year ordinary income losses	(2,946,038)
Net unrealized appreciation	13,594,383
Total accumulated earnings	$(58,478,077)

Alger Emerging Markets Fund
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(10,897,355)
Late year ordinary income losses	(364,555)
Net unrealized depreciation	(5,010,524)
Total accumulated losses	$(16,272,434)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Responsible Investing Fund
Undistributed ordinary income	$—
Undistributed long-term gains	509,750
Net accumulated earnings	509,750
Capital loss carryforwards	—
Late year ordinary income losses	(269,164)
Net unrealized appreciation	34,091,220
Total accumulated earnings	$34,331,806

During the year ended October 31, 2022, the Funds had no capital loss carryforwards utilized for federal income tax purposes.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and the return of capital from real estate investment trust investments.

The Funds accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Funds, resulted in the following reclassifications among the Funds’ components of net assets at October 31, 2022:

Alger Spectra Fund
Distributable earnings	$76,207,594
Paid-in Capital	$(76,207,594)

Alger Dynamic Opportunities Fund
Distributable earnings	$5,546
Paid-in Capital	$(5,546)

Alger Emerging Markets Fund
Distributable earnings	$59,436
Paid-in Capital	$(59,436)

Alger Responsible Investing Fund
Distributable earnings	$441,930
Paid-in Capital	$(441,930)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of October 31, 2022 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Spectra Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$359,908,869		$359,908,869	$—	$—
Consumer Discretionary	657,764,691		633,281,696	23,445,959	1,037,036
Consumer Staples	68,148,835		68,148,835	—	—
Energy	248,919,679		248,919,679	—	—
Financials	57,311,154		57,311,154	—	—
Healthcare	595,990,391		595,990,391	—	—
Industrials	265,250,187		265,250,187	—	—
Information Technology	1,149,144,482		1,149,144,482	—	—
Materials	74,596,799		74,596,799	—	—
Real Estate	38,997,745		38,997,745	—	—
Utilities	49,512,580		49,512,580	—	—
TOTAL COMMON STOCKS	$3,565,545,412		$3,541,062,417	$23,445,959	$1,037,036
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
Information Technology	8,233,534		—	—	8,233,534
TOTAL PREFERRED STOCKS	$8,233,534		$—	$—	$8,233,534
REAL ESTATE INVESTMENT TRUST
Real Estate	11,155,237		11,155,237	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	12,651,042		—	—	12,651,042
TOTAL INVESTMENTS IN SECURITIES	$3,597,585,225		$3,552,217,654	$23,445,959	$21,921,612
SECURITIES SOLD SHORT COMMON STOCKS
Communication Services	24,620,242		24,620,242	—	—
Consumer Discretionary	76,245,529		76,245,529	—	—
Consumer Staples	11,053,476		11,053,476	—	—
Energy	8,972,556		8,972,556	—	—
Exchange Traded Funds	32,597,668		32,597,668	—	—
Healthcare	19,854,501		19,854,501	—	—
Industrials	8,500,450		8,500,450	—	—
Information Technology	24,800,129		24,800,129	—	—
Market Indices	65,722,771		65,722,771	—	—
TOTAL COMMON STOCKS	$272,367,322		$272,367,322	$—	$—

Alger Dynamic Opportunities Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$14,724,592	$14,724,592	$—	$—
Consumer Discretionary	49,249,814	45,203,390	4,046,424	—
Consumer Staples	3,521,912	3,521,912	—	—
Energy	30,601,871	30,601,871	—	—
Financials	21,772,538	21,772,538	—	—
Healthcare	87,362,144	83,876,879	—	3,485,265
Industrials	71,787,687	71,787,687	—	—
Information Technology	85,555,365	85,555,365	—	—
Real Estate	13,898,737	13,898,737	—	—
TOTAL COMMON STOCKS	$378,474,660	$370,942,971	$4,046,424	$3,485,265

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Dynamic Opportunities Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
PREFERRED STOCKS
Healthcare	$—	*	$—	$—	$—	*
RIGHTS
Healthcare	75,665		—	—	75,665
REAL ESTATE INVESTMENT TRUST
Real Estate	6,271,214		6,271,214	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	1,564,668		—	—	1,564,668
TOTAL INVESTMENTS IN SECURITIES	$386,386,207		$377,214,185	$4,046,424	$5,125,598
SECURITIES SOLD SHORT COMMON STOCKS
Communication Services	1,894,291		1,894,291	—	—
Consumer Discretionary	38,815,954		38,815,954	—	—
Consumer Staples	1,046,069		1,046,069	—	—
Energy	2,001,027		2,001,027	—	—
Exchange Traded Funds	11,072,311		11,072,311	—	—
Financials	7,744,068		7,744,068	—	—
Healthcare	21,334,173		19,771,725	1,562,448	—
Industrials	26,584,122		26,584,122	—	—
Information Technology	22,990,917		22,990,917	—	—
Market Indices	6,527,375		6,527,375	—	—
Materials	9,720,135		9,720,135	—	—
Real Estate	4,387,044		4,387,044	—	—
TOTAL COMMON STOCKS	$154,117,486		$152,555,038	$1,562,448	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	5,167,541		5,167,541	—	—
TOTAL SECURITIES SOLD SHORT	$159,285,027		$157,722,579	$1,562,448	$—
FINANCIAL DERIVATIVE INSTRUMENTS - LIABILITIES
Swaps - Contracts for difference	$(1,423,726)		$—	$(1,423,726)	$—

Alger Emerging Markets Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	418,479	—	418,479	—
Consumer Discretionary	7,507,201	3,443,899	4,063,302	—
Consumer Staples	484,087	—	484,087	—
Energy	574,117	—	574,117	—
Financials	5,601,349	2,597,105	3,004,244	—
Healthcare	1,368,131	429,664	938,467	—
Industrials	797,952	315,841	482,111	—
Information Technology	7,159,730	2,741,138	4,418,592	—
Materials	1,011,086	—	1,011,086	—
Real Estate	482,582	—	482,582	—
TOTAL COMMON STOCKS	$25,404,714	$9,527,647	$15,877,067	$—
TOTAL INVESTMENTS IN SECURITIES	$25,404,714	$9,527,647	$15,877,067	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Responsible Investing Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$4,146,519	$4,146,519	$—	$—
Consumer Discretionary	10,438,573	10,438,573	—	—
Consumer Staples	2,509,173	2,509,173	—	—
Financials	2,120,839	2,120,839	—	—
Healthcare	9,242,997	9,242,997	—	—
Industrials	4,110,849	4,110,849	—	—
Information Technology	27,902,504	27,902,504	—	—
Materials	1,242,001	1,242,001	—	—
Utilities	603,105	603,105	—	—
TOTAL COMMON STOCKS	$62,316,560	$62,316,560	$—	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	1,966,188	1,966,188	—	—
TOTAL INVESTMENTS IN SECURITIES	$64,282,748	$64,282,748	$—	$—

* Alger Spectra Fund’s and Alger Dynamic Opportunities Fund’s holdings of Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2022.

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Spectra Fund	Common Stocks
Opening balance at November 1, 2021	$2,371,235
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	1,873,943
Included in net change in unrealized appreciation (depreciation) on investments	(1,334,199)
Purchases and sales
Purchases	—
Sales/Distributions	(1,873,943)
Closing balance at October 31, 2022	1,037,036
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022**	$(1,334,199)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Spectra Fund	Preferred Stocks
Opening balance at November 1, 2021	$13,025,390	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(4,791,856)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	8,233,534	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022**	$(4,791,856)

Alger Spectra Fund	Special Purpose Vehicle
Opening balance at November 1, 2021	$19,486,623
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(6,835,581)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	12,651,042
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022**	$(6,835,581)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Common Stocks
Opening balance at November 1, 2021	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	3,485,265
Sales	—
Closing balance at October 31, 2022	3,485,265
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022**	$—

Alger Dynamic Opportunities Fund	Preferred Stocks
Opening balance at November 1, 2021	$— *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	— *
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022**	$—

Alger Dynamic Opportunities Fund	Rights
Opening balance at November 1, 2021	$94,581
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(18,916)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	75,665
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022**	$(18,916)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Special Purpose Vehicle
Opening balance at November 1, 2021	$2,408,930
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(844,262)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	1,564,668
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022**	$(844,262)

* Includes securities that are fair valued at zero.

** Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations.

The following table provides quantitative information about each Fund’s Level 3 fair value measurements of its investments as of October 31, 2022. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to each Fund’s fair value measurements.

	Fair Value October 31, 2022		Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Spectra Fund
Common Stocks	$1,037,036		Income	Discount Rate	7.89%	N/A
			Approach	Probability of	15.00%-50.00%	N/A
				Success
Preferred Stocks	—	*	Income	Discount Rate	100.00%	N/A
			Approach
Preferred Stocks	8,233,534		Market	Transaction Price	N/A	N/A
			Approach	Revenue Multiple	17.0x-19.0x	N/A
Special Purpose Vehicle	12,651,042		Market	Transaction Price	N/A	N/A
			Approach	Revenue Multiple	17.0x-19.0x	N/A

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value October 31, 2022		Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Dynamic Opportunities Fund
Common Stocks	$3,485,265		Market	Priced at Cost	N/A	N/A
			Approach
Preferred Stocks	—	*	Income	Discount Rate	100.00%	N/A
			Approach
Rights	75,665		Income	Discount Rate	9.34%-9.70%	N/A
			Approach	Probability of	0.00%-60.00%	N/A
				Success
Special Purpose Vehicle	1,564,668		Market	Transaction Price	N/A	N/A
			Approach	Revenue Multiple	17.0x-19.0x	N/A

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2022.

The significant unobservable inputs used in the fair value measurement of each Fund’s securities are revenue and EBITDA multiples, discount rates, and the probability of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probability of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probability of success result in lower fair value measurements.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial reporting purposes. As of October 31, 2022, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, foreign cash and cash equivalents:
Alger Spectra Fund	$99,985,383	$—	$99,985,383	$—
Collateral held for short sales(a)	165,661,245	165,661,245	—	—
Due to broker(b)	(63,911,119)	(63,911,119)	—	—
Alger Dynamic Opportunities Fund	54,458,585	45	54,458,540	—
Collateral held for short sales(a)	191,061,653	191,061,653	—	—
Collateral pledged for OTC swaps(c)	6,873,252	6,873,252	—	—
Alger Emerging Markets Fund	995,800	271,036	724,764	—
Alger Responsible Investing Fund	909,847	—	909,847	—

(a) The collateral held for short sales balance represents restricted cash held at prime brokers as of October 31, 2022.

(b) The due to broker balance represents a margin payable related to short sales due to prime brokers as of October 31, 2022.

(c) The collateral held for the OTC swaps balance represents restricted cash held at prime brokers as of October 31, 2022.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options — The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, the Funds may also buy and sell call and put options on equities and equity indexes. The Funds may also purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds may also purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds may also write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the year ended October 31, 2022, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearinghouse that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract. The purchased options included on the Statements of Assets and Liabilities are exchange traded and not subject to offsetting.

For the year ended October 31, 2022, Alger Dynamic Opportunities Fund had option purchases of $276,488 and option sales of $29,068. The average volume of contracts for purchased options for the year ended October 31, 2022 was $59,713 based on market value. Options were held during 5 months of the period.

Forward foreign currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward foreign currency contracts. Additionally, the Funds may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts and the related realized and unrealized foreign exchange gains and losses are included in the Statements of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended October 31, 2022, the average notional amount of forward foreign currency contracts outstanding for Alger Emerging Markets Fund was $858,096. Forward foreign currency contracts were held during 1 month of the period.

The effect of derivative instruments on the accompanying Statements of Operations for the year ended October 31, 2022, is as follows:

NET REALIZED GAIN/(LOSS) ON DERIVATIVES
Alger Dynamic Opportunities Fund
Derivatives not accounted for as hedging instruments
Purchased Options	$(276,581)
Alger Emerging Markets Fund
Derivatives not accounted for as hedging instruments
Forward Foreign Currency Contracts	$53
Total	$(276,528)

NET CHANGE IN UNREALIZED DEPRECIATION ON OPTIONS
Alger Dynamic Opportunities Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$10,111
Total	$10,111

Swaps — Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of swaps or securities representing a particular index. The “notional amount” of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

The use of swap agreements is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Alger Management is incorrect in its forecasts of applicable market factors, or a counterparty defaults, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. In addition, it is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Contracts for Differences — The Funds may enter into Contracts for Differences (“CFDs”). CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from a decrease in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this decline in value, and the margin call may be made at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded OTC. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation. In a short position, a Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.

Alger Dynamic Opportunities Fund	ASSET DERIVATIVES 2022		LIABILITY DERIVATIVES 2022

Centrally cleared swaps — Contracts for difference*,+	Assets Fair Value	$—	Liabilities Fair Value	$ (9,249)
Over the counter swaps — Contracts for difference+	Assets Fair Value	$—	Liabilities Fair Value	$ (1,414,477)
Total		$—		$ (1,423,726)

* Includes cumulative appreciation (depreciation) of centrally cleared swaps contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

+ Equity contracts.

For the year ended October 31, 2022, the average monthly notional amount of swap contracts for Alger Dynamic Opportunities Fund was $22,958,551. Swaps contracts were held during 12 months of the period. The effect of swap instruments on the accompanying Statement of Operations for the year ended October 31, 2022 was as follows:

NET REALIZED GAIN ON SWAPS
Alger Dynamic Opportunities Fund
Contracts for difference+	$6,296,602
Total	$6,296,602

NET CHANGE IN UNREALIZED DEPRECIATION ON SWAPS
Alger Dynamic Opportunities Fund
Contracts for difference+	$(985,962)
Total	$(985,962)

+ Equity contracts.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Disclosure about Offsetting Assets and Liabilities — In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, the Investment Manager may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The ISDA Master Agreement may give a Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between a Fund and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of a Fund’s credit risk to such counterparty equal to any amounts payable by a Fund under the applicable transactions, if any. The enforceability of the right to offset may vary by jurisdiction.

Cash collateral that has been received or pledged to cover obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of a Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits with counterparties and, in the case of cash pledged by a counterparty for the benefit of a Fund, as a corresponding liability in the Statements of Assets and Liabilities. Securities pledged by a Fund as collateral, if any, are identified as such in the Schedule of Investments. The carrying amount of such deposits due to brokers at October 31, 2022 approximated their fair value. If measured at fair value, such deposits would have been considered as Level 2 in the fair value hierarchy.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

The following table presents the Funds’ gross and net amounts of assets and liabilities, by derivative type, available for offset under a master netting agreement, or similar agreement as of October 31, 2022:

Alger Dynamic Opportunities Fund

	Assets	Liabilities
	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities
Contracts for difference+	$—	$1,414,477
Total	$—	$1,414,477

+ Equity contracts.

The following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under master netting or similar agreements, and net of related collateral received or pledged as of October 31, 2022:

Alger Dynamic Opportunities Fund

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities(a)	Financial Instruments Available for Offset	Collateral Pledged(b)	Net Amount(c) (Not Less than $0)
Goldman Sachs	$1,414,477	$—	$(1,414,477)	$—
Total	$1,414,477	$—	$(1,414,477)	$—

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.

(b) In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

(c) Net amount represents the net amount payable to the counterparty in the event of default.

NOTE 10 — Principal Risks:

Alger Spectra Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Short sales could increase market exposure, magnifying losses and increasing volatility. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Dynamic Opportunities Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Options and Short sales could increase market exposure, magnifying losses and increasing volatility. Assets may be invested in Financial Derivatives Instruments (FDIs) such as Total Return Swaps (TRS) or options, which involve risks including possible counterparty default, illiquidity, and the risk of losses greater than if they had not been used. Issuers of convertible securities may be more sensitive to economic changes. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Emerging Markets Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities, Frontier Markets, and Emerging Markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Responsible Investing Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The environmental, social and governance investment criteria may limit the number of investment opportunities available, and as a result, returns may be lower than vehicles not subject to such considerations. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments.

NOTE 11 — Affiliated Securities:

During the year ended October 31, 2022, as disclosed in the following table, certain Funds held 5% or more of the outstanding voting securities of the issuers listed below. As such, these issuers were “affiliated persons” of the applicable Fund(s) for purposes of the 1940 Act. Transactions during the year ended October 31, 2022 with such affiliated persons are summarized below. During this year, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Security	Shares Held at October 31, 2021	Shares Purchases	Shares Sold	Shares Held at October 31, 2022	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2022
Alger Spectra Fund
Preferred Stocks
Prosetta
Biosciences, Inc.,
Series D**	2,912,012	—	—	2,912,012	$—	$—	$— $	—*
Special Purpose Vehicle
Crosslink
Ventures Capital
LLC, Cl. A***	—	—	—	—	—	—	(3,994,872)	7,773,360
Crosslink
Ventures Capital
LLC, Cl. B***	—	—	—	—	—	—	(2,840,709)	4,877,682
Total					$—	$—	$(6,835,581)	$12,651,042

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Security	Shares Held at October 31, 2021	Shares Purchases	Shares Sold	Shares Held at October 31, 2022	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)		Value at October 31, 2022
Alger Dynamic Opportunities Fund
Preferred Stocks
Prosetta
Biosciences, Inc.,
Series D**	41,418	—	—	41,418	$—	$—	$—	$	—*
Special Purpose Vehicle
Crosslink
Ventures Capital
LLC, Cl. A***	—	—	—	—	—	—	(502,756)		978,280
Crosslink
Ventures Capital
LLC, Cl. B***	—	—	—	—	$—	—	(341,506)		586,388
Total					$—	$—	$(844,262)		$1,564,668

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2022.

** Prosetta Biosciences, Inc., Series D is deemed to be an affiliate of the Funds because the Funds and Prosetta Biosciences, Inc., Series D are under common control.

*** The Alger Fund Complex and other entities managed by Alger Management fully own Crosslink Ventures Capital, LLC Class A and Crosslink Ventures Capital, LLC Class B. There were no capital increases or decreases for the year ended October 31, 2022.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2022, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of The Alger Funds II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of The Alger Funds II comprised of Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund, and Alger Responsible Investing Fund (collectively, the “Funds”), including the schedules of investments, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting The Alger Funds II as of October 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

New York, New York

December 23, 2022

We have served as the auditor of one or more investment companies within the Alger group of investment companies since 2009.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2022 and ending October 31, 2022 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Six Months Ended October 31, 2022(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2022(b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$839.70	$7.00	1.51%
	Hypothetical(c)	1,000.00	1,017.59	7.68	1.51
Class C	Actual	1,000.00	874.40	10.72	2.27
	Hypothetical(c)	1,000.00	1,013.76	11.52	2.27
Class I	Actual	1,000.00	886.60	7.09	1.49
	Hypothetical(c)	1,000.00	1,017.69	7.58	1.49
Class Y	Actual	1,000.00	888.90	5.38	1.13
	Hypothetical(c)	1,000.00	1,019.51	5.75	1.13
Class Z	Actual	1,000.00	888.20	5.66	1.19
	Hypothetical(c)	1,000.00	1,019.21	6.06	1.19

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$925.70	9.71	2.00%
	Hypothetical(c)	1,000.00	1,015.12	10.16	2.00
Class C	Actual	1,000.00	963.30	13.61	2.75
	Hypothetical(c)	1,000.00	1,011.34	13.94	2.75
Class Z	Actual	1,000.00	977.90	8.72	1.75
	Hypothetical(c)	1,000.00	1,016.38	8.89	1.75

Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$786.70	$6.98	1.55%
	Hypothetical(c)	1,000.00	1,017.39	7.88	1.55
Class C	Actual	1,000.00	819.60	10.55	2.30
	Hypothetical(c)	1,000.00	1,013.61	11.67	2.30
Class I	Actual	1,000.00	830.50	6.69	1.45
	Hypothetical(c)	1,000.00	1,017.90	7.37	1.45
Class Z	Actual	1,000.00	832.00	4.57	0.99
	Hypothetical(c)	1,000.00	1,020.21	5.04	0.99

Alger Responsible Investing Fund
Class A	Actual	$1,000.00	$846.80	$6.33	1.36%
	Hypothetical(c)	1,000.00	1,018.35	6.92	1.36
Class C	Actual	1,000.00	880.80	9.91	2.09
	Hypothetical(c)	1,000.00	1,014.67	10.61	2.09
Class I	Actual	1,000.00	893.70	6.44	1.35
	Hypothetical(c)	1,000.00	1,018.40	6.87	1.35
Class Z	Actual	1,000.00	895.50	4.54	0.95
	Hypothetical(c)	1,000.00	1,020.42	4.84	0.95

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multipled by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax information

Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets and Alger Responsible Investing Fund designate $2,121,044,515, $46,660,701, $980,135 and $7,752,490, respectively, as approximate amounts of capital gain dividend for the purpose of the dividends paid deduction.

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2022, 100.00% of Alger Dynamic Opportunities Fund’s dividends qualified for the dividends deduction for corporations. For the year ended October 31, 2022, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, 100.00% of Alger Dynamic Opportunities Fund’s and Alger Emerging Markets Fund dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2023. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Trust

Information about the trustees and officers of the Trust is set forth below. In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger Funds, The Alger Institutional Funds, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year.

Additional information regarding the Trustees and Officers of the Trust is available in the Trust’s Statement of Additional Information.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth) and Address(1)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):

Hilary M. Alger (1961)	Trustee since 2003	Non-Profit Fundraising Consultant since 2015, Schultz & Williams; Non-profit Fundraising Consultant since 2014, Hilary Alger Consulting; Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Philadelphia Ballet; School Committee Member since 2017, Germantown Friends School.	29	Board of Directors, Alger Associates, Inc.; Director of Target Margin Theater
Non-Interested Trustees:

Charles F. Baird, Jr. (1953)	Trustee since 2000	Managing Partner since 1997, North Castle Partners (private equity securities group).	29	None
Roger P. Cheever (1945)	Trustee since 2000	Retired; Associate Vice President for Development Strategy from 2020 to 2021 and Associate Vice President Principal Gifts from 2008 to 2020, Harvard University.	29	Board of Directors, Alger SICAV Fund
Stephen E. O’Neil (1932)	Trustee since 1986	Retired.	29	None
David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	29	None
Nathan E. Saint-Amand M.D. (1938)	Trustee since 1986	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	29	None

(1) The address of each Trustee is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.

(2) Ms. Alger is an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Trust by virtue of her ownership control of Alger Associates, Inc., which indirectly controls Alger Management and its affiliates.

(3) “Alger Fund Complex” refers to the Trust and the five other registered investment companies managed by Alger Management and the series therof. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other five registered investment companies in the Alger Fund Complex.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth), Position with Trust and Address(1)	Principal Occupations	Officer Since
Officers(2):

Hal Liebes (1964) President, Principal Executive Officer	Executive Vice President, Chief Operating Officer (“COO”), Secretary and Managing Member, Alger Management; Managing Member, Alger LLC; COO and Secretary, Alger Associates, Inc.; COO, Secretary and Manager, Alger Alternative Holdings, LLC and Alger Alternative Holdings II, LLC; Director, Alger SICAV, Alger International Holdings and Alger Dynamic Return Offshore Fund; Vice President, COO, Managing Member and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Weatherbie Capital, LLC; COO, Secretary and Manager, Alger Alternative Holdings, LLC and Alger Apple Real Estate LLC; Manager, Alger Partners Investors I LLC, Alger Partners Investors II LLC, and Alger Partners Investors KEIGF; Secretary, Alger Boulder I LLC; Director and Secretary, The Foundation for Alger Families.	2005
Tina Payne (1974) Secretary, Chief Compliance Officer, Chief Legal Officer	Senior Vice President, General Counsel, Chief Compliance Officer (“CCO”) and Assistant Secretary, Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO and Authorized Signer, Alger Management, Ltd.; Vice President and Assistant Secretary, Alger Group Holdings, LLC; Assistant Secretary, Weatherbie Capital, LLC, Alger Alternative Holdings, LLC, Alger Alternative Holdings II, LLC and Alger-Weatherbie Holdings, LLC.	2017
Michael D. Martins (1965) Treasurer, Principal Financial Officer	Senior Vice President of Alger Management; Director, Alger Dynamic Return Offshore Fund.	2005
Anthony S. Caputo (1955) Assistant Treasurer	Vice President of Alger Management.	2007
Sergio M. Pavone (1961) Assistant Treasurer	Vice President of Alger Management.	2007
Mia G. Pillinger (1989) Assistant Secretary	Vice President and Associate Counsel of Alger Management. Formerly, Associate at Willkie Farr & Gallagher, LLP, from 2016 to 2020.	2020
Sushmita Sahu (1981) AML Compliance Officer	Vice President of Alger Management.	2021

(1)	The address of each officer is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.
(2)	Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

The Statement of Additional Information contains additional information about the Trust’s Trustees and officers and is available without charge upon request by calling (800) 992-3863.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreements

At a meeting held on September 13, 2022 (the “Meeting”), the Board of Trustees (the “Board”) of The Alger Funds II (the “Trust”), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), reviewed and approved the continuation of the investment advisory agreement between Fred Alger Management, LLC (“Fred Alger Management”) and the Trust, on behalf of each Fund, and the investment sub-advisory agreement between Fred Alger Management and Weatherbie Capital, LLC (the “Sub-Adviser”), an affiliate of Fred Alger Management, on behalf of Alger Dynamic Opportunities Fund (each, a “Management Agreement”), for an additional one-year period. Fred Alger Management and the Sub-Adviser are collectively referred to herein as the “Manager.”

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager and its representatives at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information the Manager provided in response to a request for information Independent Trustee counsel submitted to the Manager on behalf of the Independent Trustees in connection with the Board’s annual contract consideration, as well as information provided in response to a supplemental request from Independent Trustee counsel on behalf of the Independent Trustees. The materials for the Meeting included a presentation and analysis of the Funds and the Manager by FUSE Research Network LLC (“FUSE”), an independent consulting firm. The Board also received a presentation from FUSE representatives at the Meeting and, among other things, received a description of the methodology FUSE used to select the mutual funds included in each Fund’s Peer Universe and Peer Group (as described below). The Board considered the information provided to it about the Funds together, and with respect to each Fund separately, as the Board deemed appropriate.

The Independent Trustees also received advice from, and met separately with, their Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. The Independent Trustees also received a memorandum from Independent Trustee counsel discussing the legal standards and their duties in considering the continuation of the Management Agreements. In addition, prior to the Meeting, the chair of the Board, on behalf of the other Independent Trustees, conferred with Independent Trustee counsel about the contract renewal process.

The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the short- and long-term investment performance of each Fund; (iii) the costs of the services the Manager provided and profits it realized; (iv) the extent to which economies of scale are realized as a Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

In the discussions that follow, reference is made to the “median” in the Peer Group and Peer Universe categories. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group (as described below). FUSE information is calculated on a share class basis. References appearing below with regard to a Fund’s performance results and comparative fees and expenses generally relate to Class A shares of the Fund (each Fund’s oldest share class).

In particular, in approving the continuance of each Management Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Funds. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for the Funds; the structure of investment professional compensation; oversight of third-party service providers; short- and long-term investment performance, fee information and related financial information for each Fund; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager; and the range of advisory fees charged by the Manager to other funds and accounts, including the Manager’s explanation of differences among accounts where relevant. The Board noted that it received information at regular meetings throughout the year regarding the services rendered by the Manager concerning the management of each Fund’s affairs, including certain portfolio manager presentations. and Fred Alger Management’s role in coordinating and overseeing providers of other services to the Funds.

The Board noted Fred Alger Management’s history and expertise in the “growth” style of investment management, as well as Fred Alger Management’s consistency in applying its “growth” style investment philosophy and process. With respect to the Alger Dynamic Opportunities Fund, the Board also considered the investment approach of the Sub-Adviser, which takes a fundamental, bottom-up research approach to investing in growth equities, similar to that of Fred Alger Management. The Board noted the length of time the Manager had provided services as an investment adviser to each Fund and also noted FUSE’s analysis that certain Funds’ long-term performance record supports Fred Alger Management’s overall investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger Family of Funds. The Board noted the strong financial position of the Manager and its commitment to the fund business.

Following consideration of such information, the Trustees determined that they remain satisfied with the nature, extent and quality of services provided by the Manager to the Funds under the Management Agreements.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods. The Board considered the performance returns for each Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (“Peer Universe”), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (“Peer Group”), each as selected by FUSE, as well as to the Fund’s benchmark index. The Board noted that long-term performance could be impacted by one period of significant outperformance or underperformance.

The Board also reviewed and considered Fund performance reports provided by management and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. The Board further noted that representatives of the Manager review with the Trustees the recent and longer-term performance of each Fund, including contributors to and detractors from Fund performance at every quarterly meeting of the Board throughout the year. In considering the Funds’ performance generally, the Board observed the Manager’s consistency in implementing its growth style investment process and philosophy for the Funds and considered how growth-oriented stocks recently have been negatively impacted by various market events, which resulted in the underperformance of funds that invest in such stocks, particularly “growthier offerings” such as the Funds, for the year-to-date period ended June 30, 2022. In this regard, the Board considered FUSE’s commentary regarding the Funds’ growth investment style as compared to a universe of peers comprised of actively managed funds within each Fund’s Morningstar category and as compared to each Fund’s benchmark index, as measured by Morningstar’s Raw Value-Growth score.

The Trustees concluded that each Fund’s performance was acceptable, noting the Funds’ recent underperformance but acknowledging the overall performance of growth-oriented stocks in light of the Funds’ growth investment style. In evaluating Fund performance, the Board considered that a Peer Universe that is concentrated around the median can result in smaller differences in performance having a larger impact on rankings as compared to less concentrated peer universes. Further discussion of the Board’s considerations with respect to each Fund’s performance is set forth below.

Alger Spectra Fund. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was in the fourth quartile of its Peer Universe, and for the 10-year period was in the third quartile of its Peer Universe. The Board further noted that the Fund had underperformed its benchmark index for the one-, three-, five- and 10-year periods. The Board considered FUSE’s commentary that the Fund ranks among the “growthiest” products among its peers as measured by Morningstar’s Raw Value-Growth score, which negatively impacted performance during the last 12 months.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Dynamic Opportunities Fund. The Board noted that the Fund’s annualized total return for the one-year period underperformed the median of its Peer Group, and for the three-, five-, and 10-year periods outperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-year period was in the fourth quartile of its Peer Universe, and for the three-, five- and 10-year periods was in the first quartile of its Peer Universe. The Board further noted that the Fund had underperformed its benchmark index for the one-, three-, five- and 10-year periods. The Board considered FUSE’s commentary that the Fund ranks among its category’s “growthiest” as measured by Morningstar’s Raw Value-Growth score.

Alger Emerging Markets Fund. The Board noted that the Fund’s annualized total return for the one- and five-year periods underperformed the median of its Peer Group, and for the three- and 10-year periods outperformed or was equal to the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-year period was in the fourth quartile of its Peer Universe, for the three-year period was in the first quartile of its Peer Universe, and for the five- and 10-year periods was in the second quartile of its Peer Universe. The Board further noted that the Fund had underperformed its benchmark index for the one- and five-year periods, and outperformed its benchmark index for the three- and 10-year periods. The Board considered FUSE’s commentary that the Fund is among the “growthiest” products among its peers, as measured by Morningstar’s Raw Value-Growth score.

Alger Responsible Investing Fund. The Board noted that the Fund’s annualized total return for the one-, five- and 10-year periods underperformed the median of its Peer Group, and for the three-year period outperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was in the second quartile of its Peer Universe and for the 10-year period was in the third quartile of its Peer Universe. The Board further noted that the Fund had underperformed its benchmark index for the one-, three-, five- and 10-year periods. The Board also noted that the Fund has a “high” Morningstar sustainability ranking.

Comparative Fees and Expenses

For each Fund, the Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to Fred Alger Management in light of the nature, extent and quality of the services provided by the Manager pursuant to the Management Agreement. The Board also reviewed and considered any fee waiver and/ or expense reimbursement arrangements for each Fund, including specific share classes thereof, and considered the actual fee rate (after taking any waivers and reimbursements into account) payable by the Fund (the “Actual Management Fee”). Additionally, the Board received and considered information comparing each Fund’s Contractual Management Fee, Actual Management Fee and overall expenses, including administrative fees payable to Fred Alger Management, with those of the funds in the Peer Group provided by FUSE. For purposes of the comparisons below, the FUSE Contractual Management Fee includes fees paid to affiliates for administrative services under a separate agreement.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board discussed the factors that could contribute to each Fund’s Contractual Management Fee, Actual Management Fee or total expenses being above or below the median of the Fund’s Peer Group. The Board concluded that the Contractual Management Fee charged to each Fund is reasonable in relation to the services rendered by Fred Alger Management and is the product of arm’s length negotiations. Further discussion of the Board’s considerations with respect to each Fund’s comparative fees and expenses is set forth below.

Alger Spectra Fund. The Board noted that the Contractual Management Fee was above the median and in the third quartile of its Peer Group and that the Fund’s total expenses were below the median and in the second quartile of its Peer Group. The Board noted that the Fund’s strategy involved selling securities short and the resulting expenses associated with such short selling. In this regard, the Board noted FUSE’s remarks that direct costs associated with interest and/or dividend expenses on short selling were excluded from the Fund’s total expenses, in light of the fact that the strategy for most funds in the Fund’s Peer Group do not involve short selling.

Alger Dynamic Opportunities Fund. The Board noted that the Contractual Management Fee and total expenses for the Fund were below the median and in the first (least expensive) quartile of its Peer Group. The Board also noted that, with respect to the portion of the Fund’s portfolio managed by the Sub-Adviser, the Sub-Adviser is paid by Fred Alger Management out of the management fee Fred Alger Management receives from the Fund.

Alger Emerging Markets Fund. The Board noted that the Contractual Management Fee for the Fund was below the median and in the first (least expensive) quartile of its Peer Group, and that total expenses for the Fund were above the median and in the fourth (most expensive) quartile of its Peer Group. The Board considered FUSE’s commentary that there are a large number of strategies with total net expenses bunched near the median of the Peer Group, which contributed to the Fund’s ranking with respect to total expenses.

Alger Responsible Investing Fund. The Board noted that the Contractual Management Fee and total expenses for the Fund were above the median and in the third quartile and fourth (most expensive) quartile of its Peer Group, respectively. The Board considered FUSE’s commentary that there are a large number of strategies with gross advisory fees bunched near the median of the Peer Group, which contributed to the Fund’s ranking with respect to Contractual Management Fees and total expenses.

In connection with its consideration of each Fund’s fees payable under the Management Agreement, the Board also received information on the range of fees charged by the Manager for funds and accounts of a similar investment strategy to each Fund. The Board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Funds, versus those accounts and the differences in the levels of services required by the Funds and those accounts.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management in connection with the operation of each Fund. In this respect, the Board considered overall profitability, including in comparison to certain investment advisory peers, as well as the profits of Fred Alger Management in providing investment management and other services to each Fund during the year ended June 30, 2022. The Board also reviewed the profitability methodology and any changes thereto, noting that management maintains a consistent methodology year to year. The Board considered FUSE’s commentary that the profitability methodology is consistent with the methodology other public asset managers use.

The Board noted that costs incurred in establishing and maintaining the infrastructure necessary for the mutual fund operations conducted by Fred Alger Management may not be fully reflected in the expenses allocated to each Fund in determining Fred Alger Management’s profitability. The Board also noted that the scope of services provided by the Manager, and the related costs of providing those services, had expanded over time as a result of regulatory and other developments.

The Board also considered the extent to which the Manager might derive ancillary benefits from Fund operations, including, for example, through soft dollar arrangements. Based upon its consideration of all these factors, the Trustees concluded that the level of profits realized by Fred Alger Management from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

For each Fund, the Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of Fund shareholders. The Board noted the existence of management fee breakpoints for Alger Spectra Fund, Alger Responsible Investing Fund, and Alger Dynamic Opportunities Fund, which operate to share economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses, including with respect to Funds that did not have management fee breakpoints.

The Trustees concluded that for each Fund, to the extent economies of scale may be realized by Fred Alger Management, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows, including through the management fee breakpoints in place for applicable Funds.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Conclusion

The Board’s consideration of the Contractual Management Fee for each Fund also had the benefit of a number of years of reviews of the Management Agreement, during which lengthy discussions took place between the Board and representatives of the Manager. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the Fund’s arrangements in prior years.

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including the Independent Trustees voting separately, unanimously approved the continuation of each Management Agreement for an additional one-year period.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 6/22/21
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

•  Social Security number and

•  Account balances and

•  Transaction history and

•  Purchase history and

•  Assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes —to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Alger collect my personal information?

We collect your personal information, for example, when you:

• Open an account or

• Make deposits or withdrawals from your account or

• Give us your contact information or

• Provide account information or

• Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes ─ information about your credit worthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. These agreements must be approved by the Trust’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Such information may include, but not be limited to, relative weightings and characteristics of a Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS II

100 Pearl Street, 27th Floor

New York, NY 10004

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Sub-Adviser

Weatherbie Capital, LLC

265 Franklin Street, Suite 1603

Boston, MA 02110

Distributor

Fred Alger & Company, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of the series of The Alger Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOYINK

Printed on recycled paper

AFIIAR

ITEM 2.	CODE OF ETHICS.

(a)
The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
October 31, 2022	$143,500
October 31, 2021	$137,300

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:
October 31, 2022	$31,040
October 31, 2021	$24,665

d) All Other Fees:
October 31, 2022	$14,392
October 31, 2021	$9,072

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:
October 31, 2022	$300,142,	€99,042
October 31, 2021	$228,972,	€91,934

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	INVESTMENTS.

a) A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH.

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT.

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By:	/s/ Hal Liebes

Hal Liebes
President

Date: December 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes

Hal Liebes
President

Date: December 21, 2022

By:	/s/ Michael D. Martins

Michael D. Martins
Treasurer

Date: December 21, 2022